                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the Registrant [X]

     Filed by a Party other than the Registrant [ ]

     Check the appropriate box:

     [ ] Preliminary Proxy Statement        [ ] Confidential, for Use of the
                                                Commission Only (as permitted by
                                                Rule 14a-6(e)(2))

     [X] Definitive Proxy Statement

     [ ] Definitive Additional Materials

     [ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                                Teligent, Inc.
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                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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     [ ] Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

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     (2) Form, schedule or registration statement no.:

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     (3) Filing party:

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     (4) Date filed:

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

                                [TELIGENT LOGO]

                                                                  April 30, 1999

Dear Fellow Shareholder:

     On behalf of the Board of Directors and management of Teligent, Inc., we cordially invite you to attend the first annual meeting of shareholders of Teligent. The meeting will be held at 10:00 a.m. eastern standard time, on June 16, 1999, at the Sheraton Premiere located at 8661 Leesburg Pike, Vienna, Virginia. For most of you, the annual meeting will be your first opportunity to meet with Teligent's management team. At the annual meeting, we will report to you on the Company's 1998 financial and operating performance.

     As you know, an important aspect of the annual meeting process is the shareholder vote on corporate business items. I urge you to exercise your rights as a shareholder to vote and participate in this process.

     Whether or not you plan to attend the annual meeting, PLEASE READ THE ENCLOSED PROXY STATEMENT AND THEN COMPLETE, SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT IN THE ACCOMPANYING POSTPAID RETURN ENVELOPE PROVIDED AS PROMPTLY AS POSSIBLE. This will save the company additional expense in soliciting proxies and will ensure that your shares are represented at the meeting.

     Your Board of Directors and management are committed to the success of Teligent and the enhancement of your investment. As Chairman of the Board of Directors and Chief Executive Officer, I want to express my appreciation for your confidence and support.

                                          Very truly yours,
                                          ALEX J. MANDL
                                          Chairman of the Board and CEO

                                 TELIGENT, INC.

                         8065 Leesburg Pike, Suite 400
                             Vienna, Virginia 22182
                                 (703) 762-5100

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD JUNE 16, 1999

To Our Shareholders:

     The 1999 Annual Meeting of Shareholders of Teligent, Inc. will be held at the Sheraton Premiere, 8661 Leesburg Pike, Vienna, Virginia, on June 16, 1999, at 10:00 a.m. eastern standard time, for the purpose of considering and acting upon the:

     1. Election of the Board of Directors of Teligent;

     2. Approval of an amendment to the Teligent, Inc. 1997 Stock Incentive Plan to increase the number of shares of Class A common stock reserved for issuance thereunder by 4,000,000 shares;

     3. Adoption of the Teligent, Inc. 1999 Employee Stock Purchase Plan to allow Teligent employees to invest in shares of Class A common stock;

     4. Ratification of the appointment of Ernst & Young LLP as independent auditors for Teligent for the year ending December 31, 1999; and

such other matters as may properly come before the annual meeting, or any adjournments thereof. The Board of Directors is not aware of any other business scheduled for the annual meeting. Any action may be taken on the foregoing proposals at the annual meeting on the date specified above, or on any date or dates to which the annual meeting may be adjourned.

     Shareholders of record at the close of business on April 23, 1999, are the shareholders entitled to vote at the annual meeting, and any adjournments thereof. A complete list of shareholders entitled to vote at the meeting will be available for inspection by shareholders at the executive offices of Teligent during the ten days prior to the meeting as well as at the meeting.

     Your vote is very important. Please sign and date the enclosed proxy, and return it promptly in the enclosed envelope to ensure your representation at the annual meeting. The proxy will not be used if you attend and vote at the meeting in person.
                                         BY ORDER OF THE BOARD OF DIRECTORS,
                                          SCOTT G. BRUCE
                                          Corporate Secretary

Vienna, Virginia
April 30, 1999

     IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE TELIGENT THE EXPENSE OF FURTHER REQUESTS FOR PROXIES TO ENSURE A QUORUM AT THE ANNUAL MEETING. A PRE-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES.

                                 TELIGENT, INC.
                         8065 Leesburg Pike, Suite 400
                             Vienna, Virginia 22182
                                 (703) 762-5100
                            ------------------------

                                PROXY STATEMENT
                            ------------------------

                         ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON JUNE 16, 1999
                            ------------------------

     This proxy statement is furnished in connection with the solicitation on behalf of the Board of Directors of Teligent, Inc. ("Teligent" or the "Company") of proxies to be used at the annual meeting of shareholders of Teligent, to be held at the Sheraton Premiere, 8661 Leesburg Pike, Vienna, Virginia, on June 16, 1999 at 10:00 a.m. eastern standard time, and all adjournments of the meeting. The accompanying Notice of Meeting and this proxy statement are first being mailed to shareholders on or about April 30, 1999. A copy of the Company's 1998 Annual Report also accompanies these materials.

                               ABOUT THE MEETING

WHAT IS THE PURPOSE OF THE ANNUAL MEETING?

     At the annual meeting, shareholders are being asked to consider and vote upon the matters outlined in the accompanying Notice of Meeting, including the election of directors of Teligent, the approval of an amendment to the 1997 Stock Incentive Plan to increase the number of shares of Class A common stock reserved for issuance thereunder by 4,000,000 shares, the adoption of the 1999 Employee Stock Purchase Plan to allow employees to invest in shares of Class A common stock, and the ratification of the appointment of Ernst & Young LLP as independent auditors for Teligent for the year ending December 31, 1999.

WHO IS ENTITLED TO VOTE?

     Teligent's common stock is comprised of Class A common stock and Class B common stock. The Class B common stock consists of Series B-1, Series B-2 and Series B-3 common stock. Each share of Class B common stock is convertible at any time, at the option of the registered holder, into one share of Class A common stock. The Class A common stock, together with the Class B common stock, are referred to in this proxy statement as the "Common Stock."

     The rights of holders of Common Stock are substantially identical, except that until the number of shares held by holders of the respective series of Class B common stock fall below certain ownership thresholds, these holders will have the right to elect directors to Teligent's Board of Directors as follows: a majority of the directors will be elected by the holder of the Series B-1 common stock; one director will be elected by the holder of the Series B-2 common stock; and one director will be elected by the holder of the Series B-3 common stock. The holders of the Class A common stock and Class B common stock, voting as a single class, will have the right to elect a number of directors equal to the total number of directors less the number of directors elected by the holders of Class B common stock. Shareholders may vote in person or by a properly executed proxy as discussed below. See "PROPOSAL I -- ELECTION OF DIRECTORS."

WHO CAN ATTEND THE MEETING?

     Shareholders of record as of the close of business on April 23, 1999 will be entitled to notice of and to vote at the annual meeting. As of April 23, 1999, Teligent had 52,741,094 shares of Common Stock issued and outstanding, consisting of 8,314,795 shares of Class A common stock, 21,436,689 shares of Series B-1 common stock, 17,206,210 shares of Series B-2 common stock, and 5,783,400 shares of Series B-3 common stock. Each Class A common stock holder of record on April 23, 1999, is entitled to one vote per share on each matter to be voted on at the annual meeting, other than the election of directors nominated by the holders of the Class B common stock. Each Class B common stock holder of record on April 23, 1999, is entitled to one vote per share on each matter to be voted on at the annual meeting, other than the election of directors nominated by the holders of the other series of Class B common stock. See "SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT."

WHAT VOTE IS REQUIRED TO APPROVE EACH ITEM?

     Director Elections. Director nominees for the positions to be filled who receive the highest number of votes from shareholders eligible to vote for such director nominees will be elected.

     Other Matters. The other three matters scheduled to be considered at the annual meeting, the approval of an amendment to the 1997 Stock Incentive Plan, the adoption of the 1999 Employee Stock Purchase Plan and the ratification of the appointment of Ernst & Young LLP as Teligent's independent auditors for the year ending December 31, 1999, each require the affirmative vote of the majority of shares present in person or represented by proxy at the annual meeting and entitled to vote on the matter.

HOW ARE ABSTENTIONS AND BROKER NON-VOTES HANDLED?

     Abstentions may be specified on all proposals except the election of directors and will be counted as votes cast on a particular matter as well as shares present and represented for purposes of establishing a quorum. Accordingly, abstentions on the proposals to approve the amendment to the 1997 Stock Incentive Plan, to adopt the 1999 Employee Stock Purchase Plan and to ratify the appointment of Ernst & Young LLP as Teligent's independent auditors will each have the effect of a negative vote. Broker non-votes (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owners or other persons as to certain proposals on which such beneficial owners or persons are entitled to vote their shares but with respect to which the brokers or nominees have no discretionary power to vote without such instructions) will not be treated as votes cast on a particular matter but will be treated as shares present or represented for purposes of establishing a quorum. Accordingly, broker non-votes have no effect on the outcome of the election of directors, approval of the amendment to the 1997 Stock Incentive Plan, adoption of the 1999 Employee Stock Purchase Plan or ratification of the appointment of the independent auditors.

                         PROXIES AND PROXY SOLICITATION

HOW DO I VOTE?

     Proxies are solicited to provide all shareholders of record on the voting record date an opportunity to vote on matters scheduled for the annual meeting and described in these materials. Shares of Common Stock can only be voted if the shareholder is present in person at the annual meeting or by proxy. Shares of Common Stock represented by properly executed proxies will be voted by the individuals named in such proxy in accordance with the shareholder's instructions.

WHAT ARE THE BOARD OF DIRECTORS' RECOMMENDATIONS?

     Where properly executed proxies are returned to the Company with no specific instruction as how to vote at the annual meeting, the persons named in the proxy will vote the shares in accordance with the recommendations of the Board of Directors. The recommendation of the Board of Directors is set forth together with the description of each item in this proxy statement. In summary, the Board of Directors recommends a vote:

     - "FOR" the election of management's director nominees (see page 4);

     - "FOR" approval of the amendment to the 1997 Stock Incentive Plan (see page 18);

     - "FOR" adoption of the 1999 Employee Stock Purchase Plan (see page 21);
       and

     - "FOR" ratification of the appointment of Ernst & Young LLP as independent auditors for the year ending December 31, 1999 (see page 24).

     Should any other matters be properly presented at the annual meeting for action, the persons named in the enclosed proxy and acting thereunder will have the discretion to vote on such matters in accordance with their best judgment.

CAN I CHANGE MY VOTE AFTER I RETURN MY PROXY CARD?

     Any person giving a proxy may revoke it at any time before it is voted by delivering to the Secretary of Teligent, at the above address, a written revocation or a proxy bearing a later date. Shareholders may also revoke their proxies by attending the annual meeting in person and casting a ballot. Attendance at the annual meeting will not in itself constitute the revocation of a proxy.

WHO PAYS FOR THE COSTS OF SOLICITING PROXIES?

     Teligent will pay the costs of soliciting proxies. Teligent will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock. In addition to solicitation by mail, directors, officers and employees of Teligent may solicit proxies personally or by facsimile, telegraph or telephone, without additional compensation.

                      PROPOSAL I -- ELECTION OF DIRECTORS

     Seven directors will be elected for a one-year term expiring on the date of the next Annual Meeting of Shareholders or until their respective successors will have been elected and qualified. The holder of the Series B-1 common stock will elect four directors, the holder of the Series B-2 common stock will elect one director and the holder of the Series B-3 common stock will elect one director. The holders of Class A common stock and Class B common stock voting together will elect the seventh director. The holders of the Class B common stock, pursuant to a shareholders agreement entered into between the holders of the Class B common stock and Teligent, have agreed to vote for the election of Teligent's Chief Executive Officer as the seventh director.

     The persons named in the enclosed proxy intend to vote for the nominees whose names appear below, other than proxies in which the vote is withheld as to a nominee. Except as disclosed in this proxy statement, there are no arrangements or understandings between the nominees and any other person pursuant to which the nominees were selected.

     Set forth below is information as to the persons nominated to become directors of Teligent. Except as otherwise indicated, each nominee has held the principal occupation listed or another executive position with the same entity for at least the past five years. For additional information regarding the nominees, see "SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT," "MEETINGS AND COMMITTEES OF THE BOARDS OF DIRECTORS," "COMPENSATION INFORMATION" and "CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS."

                  NOMINEE                    AGE             PRINCIPAL OCCUPATION
-------------------------------------------  ---  -------------------------------------------
TO BE ELECTED BY HOLDERS OF CLASS A COMMON STOCK AND CLASS B COMMON STOCK
Alex J. Mandl..............................  55   Mr. Mandl has been Chairman and Chief
                                                  Executive Officer of Teligent since
                                                  September 1996. Prior to joining Teligent,
                                                  Mr. Mandl served as President and Chief
                                                  Operating Officer of AT&T and Executive
                                                  Vice President of AT&T and CEO of AT&T's
                                                  Communications Services Group (1993-1995).
                                                  As President and Chief Operating Officer,
                                                  Mr. Mandl oversaw AT&T's operations
                                                  including its long-distance, wireless and
                                                  local communications services, in addition
                                                  to its credit card and Internet businesses.
                                                  As Chief Financial Officer of AT&T from
                                                  1991 to 1993, Mr. Mandl directed AT&T's
                                                  financial strategy, policy and operations,
                                                  and managed the acquisition of McCaw
                                                  Cellular Communications, Inc. Earlier, Mr.
                                                  Mandl served as Chairman and CEO of
                                                  Sea-Land Services, Inc., an ocean
                                                  transportation and distribution services
                                                  company. Mr. Mandl serves on the boards of
                                                  the Warner-Lambert Company, Dell Computer
                                                  Corporation, Forstmann Little & Co. and
                                                  General Instrument Corp.

                  NOMINEE                    AGE             PRINCIPAL OCCUPATION
-------------------------------------------  ---  -------------------------------------------
TO BE ELECTED SOLELY BY THE HOLDER OF SERIES B-1 COMMON STOCK
Myles P. Berkman(1)........................  62   Mr. Berkman has been a director of Teligent
                                                  since its inception in March 1996. Mr.
                                                  Berkman is Chairman, Chief Executive
                                                  Officer, President and Treasurer of The
                                                  Associated Group, Inc. ("Associated"),
                                                  positions he has held since 1994 with the
                                                  exception of Chairman which he has held
                                                  since November 1995. In addition to
                                                  beneficially owning 48.3% of Teligent's
                                                  Class B common stock, Associated is engaged
                                                  in the ownership and operation of various
                                                  communications related businesses,
                                                  including a provider of wireless location
                                                  services, international wireless telephony,
                                                  radio broadcasting and a portfolio of
                                                  marketable equity securities. From 1979 to
                                                  1994, Mr. Berkman was President, Chief
                                                  Operating Officer and Treasurer of
                                                  Associated Communications Corporation
                                                  ("ACC"), the parent corporation of
                                                  Associated prior to 1995, which also was a
                                                  publicly traded company. Mr. Berkman
                                                  developed ACC into one of the largest
                                                  independent U.S. cellular operators at the
                                                  time of its sale to SBC Communications Inc.
                                                  in 1994. Mr. Berkman is the father of
                                                  William H. Berkman and David J. Berkman,
                                                  each of whom is also a director of
                                                  Teligent.
David J. Berkman...........................  37   Mr. Berkman has been a director of Teligent
                                                  since its inception in March 1996. Since
                                                  1994, Mr. Berkman has served as Executive
                                                  Vice President and a director of
                                                  Associated. In addition, Mr. Berkman serves
                                                  as Chairman and Chief Executive Officer of
                                                  TruePosition, Inc., a wholly owned
                                                  subsidiary of Associated. From 1993 to
                                                  1994, Mr. Berkman was Executive Vice
                                                  President and a member of the Board of
                                                  Directors of ACC. Mr. Berkman serves as
                                                  director and Vice Chairman of Grupo
                                                  Portatel, S.A. de C.V., a company operating
                                                  cellular systems in Mexico in which
                                                  Associated has a significant interest. Mr.
                                                  Berkman is also a director of Entercom
                                                  Communications Corp., a public company,
                                                  which is the sixth largest radio
                                                  broadcasting company in the U.S., and
                                                  V-SPAN, Inc., a private company that
                                                  specializes in teleconferencing services.
                                                  David J. Berkman is the son of Myles P.
                                                  Berkman and the brother of William H.
                                                  Berkman, each of whom is also a director of
                                                  Teligent.

                  NOMINEE                    AGE             PRINCIPAL OCCUPATION
-------------------------------------------  ---  -------------------------------------------
William H. Berkman.........................  34   Mr. Berkman has been a director of Teligent
                                                  since its inception in March 1996. Mr.
                                                  Berkman is currently President of Microwave
                                                  Services, Inc., a wholly-owned subsidiary
                                                  of Associated. Since June 5, 1997, Mr.
                                                  Berkman has served as an Assistant
                                                  Secretary of Associated. Before joining
                                                  Associated, Mr. Berkman held several
                                                  executive positions at The News
                                                  Corporation, Ltd. Mr. Berkman also serves
                                                  as a director of CMG Information Services,
                                                  Inc., a public company that provides
                                                  internet solutions through its operating
                                                  companies and strategic venture
                                                  investments. William H. Berkman is the son
                                                  of Myles P. Berkman and the brother of
                                                  David J. Berkman, each of whom is also a
                                                  director of Teligent.
Donald H. Jones(2).........................  61   Mr. Jones has been a director of Teligent
                                                  since November 1997. He has served as a
                                                  director of Associated since 1994. Prior to
                                                  1994, Mr. Jones served as a director of ACC
                                                  beginning in 1986, as well as a consultant
                                                  to ACC beginning in 1982. Mr. Jones is
                                                  Chairman of Triangle Capital, a firm
                                                  engaged in the development of new business
                                                  enterprises and investment activities.
                                                  Until April 1997, Mr. Jones was Vice
                                                  Chairman of Nets Inc., formerly
                                                  Industry.Net Corporation, a company that
                                                  was engaged in internet commerce, and from
                                                  1992 to June 1996, was its Chairman. Mr.
                                                  Jones is a director of Respironics Inc., a
                                                  corporation engaged in the development,
                                                  manufacturing and marketing of medical
                                                  equipment, and PNC Equity Management
                                                  Corporation, a corporation engaged in the
                                                  investment in growth companies. Mr. Jones
                                                  also serves as an adjunct professor of
                                                  entrepreneurship at the Carnegie Mellon
                                                  Graduate School of Business.

                  NOMINEE                    AGE             PRINCIPAL OCCUPATION
-------------------------------------------  ---  -------------------------------------------
TO BE ELECTED SOLELY BY THE HOLDER OF SERIES B-2 COMMON STOCK
Rajendra Singh(1)(2).......................  44   Dr. Singh has been a director of Teligent
                                                  since its inception in March 1996. Since
                                                  December 1993, Dr. Singh has served as
                                                  Chairman of the Board and Chief Executive
                                                  Officer of Telcom Ventures, L.L.C. ("Telcom
                                                  Ventures"). Dr. Singh also served as
                                                  President of Telcom Ventures, through
                                                  September 1997. Dr. Singh also serves as
                                                  President and Treasurer of Digital Services
                                                  Corporation, an affiliate of Telcom
                                                  Ventures. Dr. Singh founded Telcom Ventures
                                                  in 1993 and, together with his family, is
                                                  one of the principal owners of that
                                                  company. Since October 1998, Dr. Singh has
                                                  served as Chairman of the Board and acting
                                                  Chief Executive Officer of LCC
                                                  International, Inc., a worldwide provider
                                                  of wireless engineering and design services
                                                  and related products which he co-founded in
                                                  1983 and which is an affiliate of Telcom
                                                  Ventures. The Singh family and The Carlyle
                                                  Group are the principal owners of Telcom
                                                  Ventures. Dr. Singh has created widely-used
                                                  standards of system design and methodology
                                                  in the cellular industry.
TO BE ELECTED SOLELY BY THE HOLDER OF SERIES B-3 COMMON STOCK
Tetsuro Mikami(1)(2).......................  47   Mr. Mikami has been a director of Teligent
                                                  since November 1997. Since January 1999,
                                                  Mr. Mikami has served as Director, Overseas
                                                  Carrier Business Group, Global Business
                                                  Division of Nippon Telegraph and Telephone
                                                  Corporation ("NTT"). From April 1993 to
                                                  December 1998, Mr. Mikami served as General
                                                  Manager, Business Solutions Group, Long
                                                  Distance, of NTT. Mr. Mikami has been with
                                                  NTT for over twenty years and has served in
                                                  various senior management roles. He
                                                  currently resides in Tokyo, Japan.

---------------
(1) Member of Teligent's Compensation Committee.

(2) Member of Teligent's Audit Committee.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

DOES ANYONE OWN MORE THAN FIVE PERCENT OF THE COMPANY'S STOCK? HOW MUCH STOCK DOES THE COMPANY'S DIRECTORS AND EXECUTIVE OFFICERS OWN?

     The following table sets forth, as of the April 23, 1999 record date, information regarding share ownership of: (i) those persons or entities known by management to beneficially own more than five percent of Teligent's Common Stock, (ii) each current member of the Board of Directors of Teligent, (iii) each executive officer of Teligent named in the Summary Compensation Table appearing under "COMPENSATION INFORMATION" below, and (iv) all current directors and executive officers of Teligent as a group. The address of each of the beneficial owners, except where otherwise indicated, is the same address as Teligent. An asterisk (*) in the table indicates that an individual beneficially owns less than one percent of the outstanding Common Stock of Teligent.

                                             CLASS A COMMON                    CLASS B COMMON STOCK(1)(2)
                                                STOCK(1)          ----------------------------------------------------
                                         ----------------------    SERIES B-1     SERIES B-2     SERIES B-3
                                            SHARES      PERCENT      SHARES         SHARES         SHARES      PERCENT
                                         BENEFICIALLY     OF      BENEFICIALLY   BENEFICIALLY   BENEFICIALLY     OF
           BENEFICIAL OWNERS                OWNED        CLASS       OWNED          OWNED          OWNED        CLASS
           -----------------             ------------   -------   ------------   ------------   ------------   -------
GREATER THAN 5 PERCENT BENEFICIAL OWNERS
The Associated Group, Inc.(3)..........      --           --       21,436,689        --             --          48.3%
  200 Gateway Towers
  Pittsburgh, PA 15222
Telcom Ventures, L.L.C.(4).............      --           --          --          17,206,210        --          38.7%
  200 N. Union Street, Suite 300
  Alexandria, VA 22201
Nippon Telegraph and Telephone
  Corporation(5).......................      --           --          --             --          5,783,400      13.0%
  Kowa Nishi-Shimbashi Bldg. -B
  14-1 Nishi-Shimbashi 2-chome,
  Minato-ku, Tokyo 105-0003
  Japan
Lynn Forester(6).......................     682,410        8.2%       --             --             --          --
  c/o FirstMark Holdings
  527 Madison Avenue
  New York, NY 10022
FMR Corp.(7)...........................   1,063,200       12.8%       --             --             --          --
  82 Devonshire Street
  Boston, Massachusetts 02109
CURRENT AND NOMINEE DIRECTORS
Alex J. Mandl(8).......................   2,231,244       21.6%       --             --             --          --
Myles P. Berkman(9)....................      10,025          *        --             --             --          --
David J. Berkman(10)...................     241,936        2.8%       --             --             --          --
William H. Berkman(11).................     241,936        2.8%       --             --             --          --
Donald H. Jones........................       3,000          *        --             --             --          --
Tetsuro Mikami(12).....................      --           --          --             --             --          --
Dr. Rajendra Singh(13).................     161,776        1.9%       --             --             --          --
NAMED OFFICERS WHO ARE NOT DIRECTORS
Kirby G. Pickle, Jr.(14)...............     419,440        4.8%       --             --             --          --
Laurence E. Harris(15).................     242,664        2.8%       --             --             --          --
Abraham L. Morris(16)..................     245,664        2.9%       --             --             --          --
Steven F. Bell(17).....................     161,776        1.9%       --             --             --          --
Directors and executive officers of
  Teligent as a group (11
  persons)(18).........................   3,959,461       33.0%       --             --             --          --

---------------
 (1) Unless otherwise indicated, each beneficial owner listed above has represented that he, she or it possesses sole voting and sole investment power with respect to the shares beneficially owned by such person, entity or group. The number of shares shown as beneficially owned by such person, entity or group includes all options, warrants and convertible securities currently exercisable or exercisable within 60 days of the April 23, 1999 voting record date. The percentages of beneficial ownership as to each person, entity or group assume the exercise or conversion of all options, warrants and convertible securities held by such person, entity or group, but not the exercise or conversion of options, warrants and convertible securities held by others shown in the table.

 (2) Each share of Class B common stock is convertible at any time, at the option of the registered holder thereof, into one fully paid and nontransferable share of Class A common stock, subject to adjustment for any stock splits.

 (3) Teligent has granted the registered holder of the shares of Class B common stock beneficially owned by The Associated Group, Inc., through its affiliate Microwave Services, Inc., rights to have its shares of

     Class B common stock, which have been or are convertible into shares of Class A common stock, registered under the Securities Act of 1933.

 (4) Teligent has granted the registered holder of the shares of Class B common stock beneficially owned by Telcom Ventures, L.L.C., through its affiliate Telcom-DTS Investors, L.L.C., rights to have its shares of Class B common stock, which have been or are convertible into shares of Class A common stock, registered under the Securities Act of 1933.

 (5) Teligent has granted the registered holder of the shares of Class B common stock beneficially owned by the Nippon Telephone and Telegraph Corporation, through its affiliate NTTA&T Investment, Inc., rights to have its shares of Class B common stock, which have been or are convertible into shares of Class A common stock, registered under the Securities Act of 1933.

 (6) As reported in a Schedule 13D filed with the SEC on March 16, 1999 by Ms. Forester.

 (7) As reported in a Schedule 13G filed with the SEC on March 10, 1999 by FMR Corp. Fidelity Management & Research Company, a wholly-owned subsidiary of FMR, is the beneficial owner of all 1,063,200 shares of Class A common stock reported above as a result of acting as investment advisor to various investment companies. The ownership of one investment company, Fidelity Growth Company Fund, amounted to 648,200 or 7.8% of Teligent's Class A common stock outstanding. Voting of the shares held by the various investment companies is carried out by the Boards of Trustees of such companies pursuant to written guidelines.

 (8) Includes 2,003,244 shares of Class A common stock issuable upon exercise of Mr. Mandl's stock options. Also includes 3,000 shares of Class A common stock held by Mr. Mandl's wife.

 (9) Does not include 21,436,689 shares of Class B common stock reported as beneficially owned by The Associated Group, Inc. As Chairman, President, Chief Executive Officer and Treasurer of The Associated Group, Inc., Myles
     P. Berkman may be deemed to be the beneficial owner of the shares of Class B common stock beneficially owned by The Associated Group, Inc.

(10) All 241,936 shares of Class A common stock reported are issuable upon exercise of David J. Berkman's stock options. Does not include 21,436,689 shares of Class B common stock reported as beneficially owned by The Associated Group, Inc. As a Director and Executive Vice President of The Associated Group, Inc., David J. Berkman may be deemed to be the beneficial owner of the shares of Class B common stock beneficially owned by The Associated Group, Inc.

(11) All 241,936 shares of Class A common stock reported are issuable upon exercise of William H. Berkman's stock options. Does not include 21,436,689 shares of Class B common stock reported as beneficially owned by The Associated Group, Inc. As President of Microwave Services, Inc., the holder of the Series B-1 common stock, William H. Berkman may be deemed to be the beneficial owner of the shares of Class B common stock beneficially owned by The Associated Group, Inc.

(12) Does not include 5,783,400 shares of Class B common stock reported as beneficially owned by Nippon Telegraph and Telephone Corporation. As a Director, Overseas Carrier Business Group, Global Business Division of Nippon Telegraph and Telephone Corporation, Tetsuro Mikami may be deemed to be the beneficial owner of the shares of Class B common stock beneficially owned by Nippon Telegraph and Telephone Corporation.

(13) All 161,776 shares of Class A common stock reported are issuable upon exercise of Dr. Singh's stock options. Does not include 17,206,210 shares of Class B common stock reported as beneficially owned by Telcom Ventures, L.L.C. As the Chief Executive Officer, a Director and, together with members of his family, the principal owner of Telcom Ventures, L.L.C., Dr. Singh may be deemed to be the beneficial owner of the shares of Class B common stock beneficially owned by Telcom Ventures, L.L.C.

(14) Includes 404,440 shares of Class A common stock issuable upon exercise of Mr. Pickle's stock options.

(15) All 242,664 shares of Class A common stock reported are issuable upon exercise of Mr. Harris' stock options.

(16) Includes 242,664 shares of Class A common stock issuable upon exercise of Mr. Morris' stock options.

(17) All 161,776 shares of Class A common stock reported are issuable upon exercise of Mr. Bell's stock options.

(18) Includes shares held directly, as well as shares held jointly with family members, shares held in retirement accounts, held in a fiduciary capacity, held by certain of the group members' families, or held by trusts of which the group member is a trustee or substantial beneficiary, with respect to which shares the group member may be deemed to have sole or shared voting and/or investment powers. Also includes 3,700,438 shares of Class A common stock issuable upon exercise of stock options held by all directors and executive officers as a group. Does not include the shares of Class B common stock reported as beneficially owned by The Associated Group, Inc., Telcom Ventures, L.L.C. or Nippon Telegraph and Telephone Corporation. See footnotes 2, 9, 10, 11, 12 and 13 above.

WHO ARE THE NAMED OFFICERS?

     Alex J. Mandl, age 55, (see "PROPOSAL 1 -- ELECTION OF DIRECTORS" above).

     Kirby G. Pickle, Jr., age 42, has served as President and Chief Operating Officer since February 1997. Prior to that, Mr. Pickle served as Executive Vice President of MFS Communications Company, Inc. and President and Chief Operating Officer of one of its subsidiaries, UUNET Technologies, Inc. Earlier, as President and COO of MFS Intelenet, Inc., Mr. Pickle managed three businesses that generated a majority of MFS' revenues. Prior to his service for MFS, Mr. Pickle was a Vice President at US Sprint (now known as Sprint), a regional sales manager for MCI Communications Corporation, Inc. and held various management positions at AT&T.

     Laurence E. Harris, age 63, has been Senior Vice President and General Counsel since December 1996. Prior to joining the Company, Mr. Harris served as Senior Vice President of Law and Public Policy for MCI Communications Corporation. Earlier, Mr. Harris was President and Chief Operating Officer of Metromedia Telecommunications, Inc. and CRICO Communications, a privately-held paging company. Mr. Harris also served as chief of the FCC's Mass Media Bureau where he was responsible for regulation and policy for cable, television and radio broadcasting. Mr. Harris was also responsible for regulatory and antitrust activities at MCI before serving at the FCC.

     Abraham L. Morris, age 40, joined Teligent in April 1997 as Senior Vice President, Chief Financial Officer and Treasurer. Prior to that, he served as Senior Vice President for Operations Support at MFS Communications Company, Inc., where Mr. Morris was involved in business development, revenue assurance and co-carrier/local service activities. Earlier, Mr. Morris was Vice President and Chief Transition Officer for MFS Intelenet, Inc., and previously was Treasurer of MFS. Mr. Morris was involved in MFS' capital raising activities, including its initial public offering. Before joining MFS, Mr. Morris served as General Manager, Mergers and Acquisitions at Peter Kiewit Sons', Inc., a diversified industrial services company.

     Steven F. Bell, age 49, assumed the position of Senior Vice President for Human Resources in April 1997. Prior to joining Teligent, Mr. Bell served as Vice President for Human Resources and Organization Development at COMSAT Corporation where he was responsible for executive and staff recruitment and development at the 4,000-employee satellite communications company. Earlier, Mr. Bell was Vice President, Human Resources for the worldwide technologies division of American Express Corporation.

               MEETINGS AND COMMITTEES OF THE BOARDS OF DIRECTORS

HOW OFTEN DID THE BOARD OF DIRECTORS MEET DURING 1998?

     Meetings of Teligent's Board of Directors are generally held every two months or so. For the year ended December 31, 1998, the Board of Directors met seven times. During 1998, no incumbent director of Teligent attended fewer than 75% of the aggregate of the total number of Board of Directors meetings and the total number of meetings held by the committees of the Board of Directors on which they served.

ARE THERE ANY BOARD COMMITTEES?

     Teligent's Board of Directors has a standing Audit Committee and Compensation Committee. The Audit Committee reviews the scope and approach of the annual audit, the annual financial statements and the auditors' report thereon and the auditors' comments relative to the adequacy of Teligent's system of internal controls and accounting systems. The Audit Committee also recommends to the Board of Directors the appointment of independent public accountants for the following year. The Audit Committee met three times during 1998. The members of the Audit Committee are Directors Donald Jones, Tetsuro Mikami and Dr. Rajendra Singh.

     The Compensation Committee reviews management compensation levels and provides recommendations to the Board of Directors regarding salaries and other compensation for Teligent's executive officers, including bonuses and incentive programs. The Compensation Committee met twice in 1998. The members of the Compensation Committee are Directors Myles Berkman, Tetsuro Mikami and Dr. Rajendra Singh.

HOW ARE BOARD MEMBERS NOMINATED?

     Nominations of persons for election to the Board of Directors may be made at any annual meeting of shareholders, or at any special meeting of shareholders called for the purpose of electing directors. Shareholders may nominate directors to be elected to the Board of Directors. In order to make such a nomination, the shareholder must (i) be the record holder of the shares on date of the giving of the notice provided for in Teligent's bylaws and on the record date for the determination of shareholders entitled to vote at such meeting,
(ii) be entitled to vote for the election of such director(s) and (iii) comply with the notice procedures set forth in Teligent's bylaws.

IS THERE A DUE DATE FOR SHAREHOLDER NOMINATIONS?

     Notice of a shareholder's nomination(s) must be delivered to or mailed and received by the Company's Secretary at its principal executive offices: (i) in the case of an annual meeting, not less than 60 days nor more than 90 days prior to the anniversary date of the immediately preceding annual meeting of shareholders; provided, however, that in the event that the annual meeting is called for a date that is not within 30 days before or after such anniversary date, notice by the shareholder in order to be timely must be so received not later than the close of business on the 10th day following the day on which such notice of the date of the annual meeting was mailed or such public disclosure of the date of the annual meeting was made, whichever first occurs; and (ii) in the case of a special meeting of shareholders called for the purpose of electing directors, not later than the close of business on the 10th day following the day on which notice of the date of the special meeting was mailed or public disclosure of the date of the special meeting was made, whichever first occurs. Shareholders may request a copy of Teligent's bylaws at no cost, by writing or telephoning the Company.

                            COMPENSATION INFORMATION

HOW ARE DIRECTORS COMPENSATED?

     Directors are not paid any fees for serving on Teligent's Board of Directors or any of its committees. Directors are not reimbursed for their out-of-pocket expenses incurred in connection with attendance at meetings of, and other activities relating to serving on, the Board of Directors and any of its committees. Teligent may consider additional compensation arrangements for its directors from time to time. See "-- Compensation Committee Interlocks and Insider Participation" and "CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS" below.

SUMMARY COMPENSATION TABLE

     The following table sets forth information concerning the compensation paid or granted to Teligent's Chief Executive Officer and the four other highest paid executive officers during 1998 (collectively, the "Named Officers").

                                                                         LONG TERM
                                                   ANNUAL              COMPENSATION
                                               COMPENSATION(1)            AWARDS
                                             -------------------   ---------------------
                                                                   SECURITIES UNDERLYING    ALL OTHER
                                              SALARY     BONUS         OPTIONS/SARS        COMPENSATION
    NAME AND PRINCIPAL POSITION       YEAR     ($)        ($)               (#)                ($)
    ---------------------------       ----   --------   --------   ---------------------   ------------
Alex J. Mandl(3)....................  1998   $500,000   $500,000                --          $    4,800(4)
 Chairman of the Board and Chief      1997    500,000    500,000         6,009,732(2)        3,988,270(5)
 Executive Officer                    1996    165,753    166,666                --                  --
Kirby G. Pickle, Jr. (3)............  1998   $350,000   $275,000                --          $    4,800(4)
 President and Chief Operating        1997    329,808    250,000         1,011,101(2)          192,081(6)
 Officer                              1996         --         --                --                  --
Laurence E. Harris(3)...............  1998   $287,692   $150,000                --          $    4,800(4)
 Senior Vice President, General       1997    275,000    150,000           606,661(2)            4,750(4)
 Counsel and Assistant Secretary      1996     15,865         --                --                  --
Abraham L. Morris(3)................  1998   $271,914   $150,000                --          $  510,560(7)
 Senior Vice President, Chief         1997    179,808    125,000           606,661(2)               --
 Financial Officer and Treasurer      1996         --         --                --                  --
Steven F. Bell(3)...................  1998   $246,154   $120,000                --          $  396,114(8)
 Senior Vice President for Human      1997    164,423    100,000           404,440(2)            3,375(4)
 Resources                            1996         --         --                --                  --

---------------
(1) The Named Officers did not receive any additional benefits or perquisites which, in the aggregate, exceeded the lesser of 10% of his salary and bonus, or $50,000.

(2) Consists of Company Appreciation Rights ("CARs") which were converted on November 21, 1997 (the date of Teligent's initial public offering) to options to purchase shares of Teligent's Class A common stock.

(3) The Named Officers joined Teligent on the following dates: Mr. Mandl joined on September 1, 1996, Mr. Pickle joined on January 20, 1997, Mr. Harris joined on December 9, 1996, Mr. Morris joined on April 10, 1997, and Mr. Bell joined on April 7, 1997.

(4) Represents Teligent's contribution to its 401(k) Savings Plan on behalf of the Named Officers.

(5) Includes $3,983,520 of forgiveness of indebtedness to a subsidiary of Associated and an affiliate of Telcom Ventures pursuant to Mr. Mandl's employment agreement, and Teligent's contribution of $4,750 to Mr. Mandl's 401(k) Savings Plan. See "Compensation Committee Interlocks and Insider Participation" below.

(6) Includes $187,331 in relocation costs paid to Mr. Pickle, and Teligent's contribution of $4,750 to Mr. Pickle's 401(k) Savings Plan.

(7) Includes Teligent's contribution of $4,800 to Mr. Morris' 401(k) Savings Plan and $505,760 loan forgiveness. See "CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS" below.

(8) Includes Teligent's contribution of $4,800 to Mr. Bell's 401(k) Savings Plan and $391,314 loan forgiveness. See "CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS" below.

OPTION/SAR GRANTS IN LAST FISCAL YEAR

     None of the Named Officers were granted stock options or stock appreciation rights ("SARs") by Teligent during 1998.

AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION/SAR VALUES

     The following table sets forth information as to the aggregate number and value of stock options held by the Named Officers at December 31, 1998. There are no Teligent SARs outstanding.

                                                        NUMBER OF SECURITIES          VALUE OF UNEXERCISED
                                                       UNDERLYING UNEXERCISED             IN-THE-MONEY
                              SHARES                         OPTIONS AT                    OPTIONS AT
                            ACQUIRED ON    VALUE             FY-END (#)                   FY-END ($)(1)
                             EXERCISE     REALIZED   ---------------------------   ---------------------------
           NAME                 (#)         ($)      EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
           ----             -----------   --------   -----------   -------------   -----------   -------------
Alex J. Mandl.............      --          --        2,003,244      4,006,488     $50,051,051    $65,445,981
Kirby G. Pickle, Jr.......      --          --          202,220        799,402       4,495,351     17,770,706
Laurence E. Harris........      --          --          242,664        363,997       5,394,421      8,091,653
Abraham L. Morris.........      --          --          121,332        485,329       2,697,210     10,788,864
Steven F. Bell............      --          --           80,888        323,552       1,798,140      7,192,561

---------------
(1) The closing price of Teligent Class A common stock on December 31, 1998 was $28.75.

EMPLOYMENT AGREEMENT

     Mr. Mandl and Teligent entered into an employment agreement which took effect September 1, 1996 and expires on September 1, 2002, unless further extended pursuant to its terms. Under his employment agreement, Mr. Mandl is entitled to a minimum salary of $500,000 per year, which after August 31, 1998 may be increased at the discretion of the Board of Directors. Mr. Mandl is also entitled to an annual bonus of $500,000 though December 31, 1999. After December 31, 1999, the amount of bonus paid to Mr. Mandl will be subject to the Board of Directors' discretion. Commencing September 1, 1999, Mr. Mandl is entitled to participate in all of Teligent's executive compensation plans, excluding stock-based incentive plans. The employment agreement prohibits disclosure by Mr. Mandl of any Company confidential information at any time. In addition, while Mr. Mandl is employed by Teligent and for two years thereafter, he is prohibited from engaging or significantly investing in competing business activities and from soliciting any Company employee to be employed elsewhere.

     In accordance with his employment agreement, Mr. Mandl received loans from two of the holders of the Class B common stock totaling $15 million. These loans were assigned to Teligent by the two holders of the Class B common stock in November 1998. These loans will be automatically forgiven (i) twenty percent in year one and eighty percent in year five, (ii) upon the termination of his employment by him for good reason or by the Company without cause, or (iii) his death or disability. See "CERTAIN RELATIONSHIPS AND RELATED
TRANSACTIONS -- Mandl Loans" below. Under his employment agreement, Mr. Mandl will also receive a $5 million payment upon the expiration of the fifth year of his employment agreement. Under limited circumstances as set forth in Mr. Mandl's employment agreement, the $5 million may be paid to him earlier than the expiration of the fifth year of his agreement. In addition, the $5 million payment may be reduced as a result of early termination of his employment. In the event of a "Change in Control" (as defined in the employment agreement) of Teligent, the principal balance remaining on the loans to Mr. Mandl will be forgiven and any amount of the $5 million payment still due to Mr. Mandl will be paid to him.

     Mr. Mandl's employment agreement provides that if either of the registered holders of the Series B-1 common stock or Series B-2 common stock sells any of their stock in the Company to a third party, such seller will be obligated to require the purchaser of such interests to purchase, and may require Mr. Mandl to sell to such third party, a proportionate percentage of the vested equity interest represented by Mr. Mandl's CARs (which have been converted into options to purchase Class A common stock) valued as of the date of such purchase, at the same price paid by the third party for the interests of such seller. His employment agreement also provides for a right of first refusal on the part of the registered holders of the Series B-1 common stock and Series B-2 common stock with respect to the disposition by Mr. Mandl of any portion of his equity interest in Teligent. In the event of a "Change in Control" (as defined in the employment agreement) of the Company, all options held by Mr. Mandl will vest immediately.

     In addition, Teligent granted to Mr. Mandl the right to have certain shares of his Class A common stock registered under the Securities Act of 1933. Teligent is required to pay all registration expenses, other than underwriting discounts, commissions and fees, with respect to such registrations required by the employment agreement and to indemnify Mr. Mandl against certain liabilities in respect of any such registration statement.

     Teligent may terminate Mr. Mandl's employment agreement (i) without cause by giving 30 days' notice or (ii) for cause upon the Board of Directors's confirmation that Mr. Mandl has failed to cure the grounds for termination within ten days after notice thereof. Mr. Mandl may terminate his employment agreement with Teligent (a) without good reason by giving a 120 days' notice or
(b) for good reason upon Teligent's failure to cure the grounds for termination within 20 days after notice thereof.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     The Compensation Committee is composed entirely of non-employee directors and is responsible for developing and making recommendations to the Board of Directors with respect to Teligent's executive compensation policies and practices. In addition, the Compensation Committee determines the compensation to be paid to the Chief Executive Officer and each of the other Named Officers.

COMPENSATION PHILOSOPHY

     The philosophy of the Company's compensation program is, generally, to provide a performance-based executive compensation program that rewards executives whose efforts enable Teligent to achieve its business objectives and enhance shareholder value. Specifically, Teligent's executive compensation program has been designed to provide an overall level of compensation opportunity that is competitive within the telecommunications industry, as well as with a broader group of high technology companies that share the complexity of achieving aggressive growth targets in a competitive marketplace. The Compensation Committee uses its discretion to set individual executive compensation levels warranted in its judgment by market practice, company performance and individual performance thereby enabling Teligent to attract, motivate, reward and retain individuals who possess the skills, experience and talents necessary to advance Teligent's growth and financial performance.

     The compensation of the Company's executive officers, including the Named Officers, is comprised of three elements: base salary, annual cash bonus and stock options.

     Base Salary. Base salary is the primary mechanism used to compensate executives for their management responsibilities. Base salaries are determined by evaluating the responsibilities of the position, the experience and knowledge of the individual, the contribution of the individual to the Company's achievements during the prior year and the competitive marketplace for executive talent. The Chief Executive Officer recommends annual salary adjustments for executive officers after consideration of these factors. The Chief Executive Officer's recommendations are used by the Compensation Committee to determine executive officers' annual salary levels.

     Annual Bonus. The annual bonuses paid to Teligent's executive officers are dependent upon individual and overall company performance. At the beginning of the year, the Compensation Committee approves specific performance measures and goals based upon the business plan for that year. At the conclusion of the year, the Compensation Committee compares actual achievements against these goals. The 1998 bonus amounts shown on the "Summary Compensation Table" above reflect the tremendous accomplishments the Company made during 1998, including publicly launching service in 15 markets (exceeding the initial target by fifty percent), signing leases or options for nearly 2,400 customer buildings, building a sales team of more than 200 and securing state regulatory authority in all 74 of our licensed markets, and interconnection agreements for all but two of those markets.

     Stock Options. Stock options provide an incentive for retention of executive talent and the creation of shareholder value in the long-term since their full benefits cannot be realized unless the price of Teligent's stock appreciates over a specified number of years and the executive continues to perform services for Teligent. The Compensation Committee believes that stock options serve an important component of compensation by closely aligning management's interests and actions with those of Teligent's shareholders. During 1998, none of the Named Officers were granted any new stock options, although each continues to hold a significant number of stock options granted at the time of their employment.

     To further align the interests of Teligent's executives with that of its shareholders, Teligent's Board of Directors has adopted, subject to shareholder approval, an employee stock purchase plan. Under the proposed stock purchase plan, certain employees, including certain executives, would be able to purchase Teligent stock through deferral of earned and otherwise payable compensation.

COMPENSATION OF THE NAMED OFFICERS

     The Compensation Committee has reviewed the compensation of the Company's Named Officers and has concluded that their 1998 compensation was reasonable in view of the Company's performance and the contribution of those officers to that performance.

COMPENSATION OF THE CHIEF EXECUTIVE OFFICER

     Pursuant to his employment agreement, Mr. Mandl was paid a base salary of $500,000 and received an annual bonus of $500,000 for services rendered in 1998. Mr. Mandl was not granted any new stock options in 1998 although he continues to hold a significant number of stock options granted at the time of employment. Mr. Mandl's total compensation package reflects the extraordinary corporate accomplishments -- taking Teligent from an opportunity to an operating company -- that were achieved during 1998 under his leadership.

162(M) OF THE INTERNAL REVENUE CODE

     In adopting and administering executive compensation plans and arrangements, the Compensation Committee will consider whether the deductibility of such compensation will be limited under section 162(m) of the Internal Revenue Code, as amended, and, in appropriate cases, may serve to structure arrangements so that any such limitation will not apply.

                                          Submitted by the Compensation
                                          Committee,

                                          Myles Berkman
                                          Tersuro Mikami
                                          Dr. Rajendra Singh

STOCK PERFORMANCE GRAPH

     The line graph below compares the cumulative total shareholder return on Teligent's Class A common stock to the cumulative total return of the S&P Midcap 400 Index and a custom peer index (the "Peer Index") for the period November 21, 1997 (the date Teligent became a public company) through December 31, 1998. The graph assumes an initial investment of $100 at November 21, 1997 and reinvestment of all dividends.

                    [STOCK PERFORMANCE GRAPH APPEARS HERE]

                                                      TELIGENT INC.           S&P MIDCAP 400 INDEX            PEER INDEX(1)
                                                     ---------------         ----------------------           -------------
 11/21/97                                                100.00                      100.00                      100.00
 12/31/97                                                 96.10                      103.20                       99.32
 12/31/98                                                112.20                      122.92                       97.24

(1) The Peer Index consists of corporations (other than Teligent) who (a) are U.S. based and whose operations are principally within the U.S., (b) are classified, along with Teligent, by industry analysts as Competitive Local Exchange Carriers (CLECs), and (c) were publicly traded throughout the period November 21, 1997 to December 31, 1998. Specifically, the Peer Group consists of the following corporations: Advanced Radio Telecom Corporation, e.spire Communications, Inc., Electric Lightwave, Inc., GST Telecommunications, Inc., ICG Communications, Inc., Intermedia Communications, Inc., ITC Deltacom, Inc., McLeodUSA Incorporated, Nextlink Communications, Inc., RCN Corporation and Winstar Communications, Inc.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     Teligent's Compensation Committee members are Directors Myles Berkman, Tetsuro Mikami and Dr. Rajendra Singh.

     Nippon Telegraph and Telephone Corporation. Mr. Mikami is a director of Teligent and the Series B-3 common stock nominee for election to the Board of Directors at this year's annual meeting. Mr. Mikami is the Director, Overseas Carrier Business Group, Global Business Division, of NTT. Through a wholly owned subsidiary, NTTA&T Investment, Inc. ("NTTA&T"), NTT is the beneficial owner of 13.0% of Teligent's Class B common stock and has the right to elect one director to Teligent's Board of Directors, provided it maintains certain Series B-3 common stock threshold ownership limits.

     Teligent has an agreement with NTT America, Inc. ("NTT America"), a wholly owned subsidiary of NTT, whereby NTT America provides certain technical services to Teligent relating to network design and implementation. The term of the agreement commenced on December 1, 1997, and terminates on November 30, 2002, unless extended or earlier terminated as provided in the agreement. After the initial five-year period, the term is automatically extended for additional one-year periods unless either party gives notice of termination within 60 days prior to the then applicable termination date. Under the agreement, during the first two years of the initial five-year term, Teligent is required to pay NTT America a fee in the amount of $4 million per year. The agreement provides that the fees payable by Teligent to NTT America during each of the remaining three years of the initial term will be negotiated annually based upon the scope of technical services to be provided under an annual work plan to be prepared by Teligent and NTT America. The parties have the right to terminate the agreement in the event they cannot agree on any annual work plan or the fees payable for such services.

     Pursuant to the shareholders agreement entered into between Teligent and the holders of the Class B common stock, employees of NTTA&T may observe Teligent's operations, including its technical and marketing activities. NTTA&T have the right and license to use such product, service, marketing, operational and technical information of Teligent as are observed by NTTA&T's employees. This information may, however, only be used in the business of NTTA&T and its affiliates outside the United States. Such right does not include any specific patent, copyright, trademark, trade name or similar property rights of Teligent and will not be assignable to any third party.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     Mandl Loans. On September 1, 1996, a subsidiary of Associated and an affiliate of Telcom Ventures made loans to Mr. Mandl in the aggregate principal amount of $15 million. In November 1998, these loans were assigned to Teligent. The interest rate on such loans is 6.53% per year. Principal and interest accrued on the loans will become due and payable on September 3, 2001. On September 1, 1997, the first anniversary of Mr. Mandl's employment with Teligent, twenty percent of the principal and all underlying accrued interest was forgiven. The remaining eighty percent of principal and any underlying accrued interest will be forgiven on the fifth anniversary of his employment with Teligent. If Mr. Mandl's employment with Teligent is terminated prior to September 1, 2001, by Teligent other than for cause or by Mr. Mandl for good reason or by reason of his death or disability, the outstanding principal balance and accrued interest thereon will be forgiven. If Mr. Mandl's employment with Teligent is terminated prior to September 1, 2001 for any other reason, the outstanding principal balance and interest accrued thereon will become immediately due and payable.

     Other Named Officer Loans. Messrs. Pickle, Morris and Bell received loans each in the aggregate principal amounts of $1,000,000. Such loans bear interest at annual interest rates of 5.73%, 5.76% and 5.83%, respectively. The principal amount and accrued interest on such loans will become due and payable generally on February 1, 2000, April 10, 2000 and April 7, 2000, respectively. Each of the loans provides for the forgiveness of the principal balance and interest accrued thereon; generally, these provisions become applicable either incrementally during the term of the loan or as of its maturity date (in any case, subject to the executive's continued employment with Teligent as of such date) or, among other things, in the event the executive's employment is terminated under certain circumstances. In 1998, under the terms of the loans, the Company forgave $505,760 of the balance due on Mr. Morris' loan and $391,314 of the balance due on Mr. Bell's loan. In addition, each of the loans provides that the remaining principal balance and interest accrued thereon will become immediately due and payable in the event the executive's employment with Teligent is terminated for cause or, generally, by the executive other than by reason of death or disability. Mr. Harris received a loan in the aggregate principal amount of $600,000, bearing interest at an annual rate of 6.54%. Mr. Harris' loan is forgivable only if he is terminated other than for cause; otherwise, his loan is due and payable to Teligent on June 8, 2000. Mr. Harris also received an advance of $250,000 in January 1997, which amount will be deducted from any proceeds paid to him in connection with the exercise of his options to purchase Teligent Class A common stock.

     Teligent has granted to Mr. Mandl, Chairman and Chief Executive Officer of Teligent, and to Lynn Forester (FirstMark), an 8.2% holder of the Class A common stock, rights to have certain of their shares of Class A common stock (or shares of Class A common stock which are subject to options) registered under the Securities Act of 1933. Teligent is required to pay all registration expenses (other than underwriting discounts and commissions and fees) with respect to all registrations required under its agreement with such shareholders and to indemnify the selling shareholders against certain liabilities in respect of any such registration statement.

            SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires Teligent's directors and executive officers, and persons who beneficially own more than 10 percent of a registered class of Teligent's equity securities, to file with the SEC and The Nasdaq Stock Market initial reports of ownership and reports of changes in ownership of Teligent's Class A Common stock and other equity securities of Teligent by the tenth of the month following a change. Officers, directors and greater than 10 percent shareholders are required by SEC regulations to furnish Teligent with copies of all Section 16(a) forms they file.

     To Teligent's knowledge, based solely on a review of the copies of such reports furnished to Teligent and written representations that no other reports were required during the year ended December 31, 1998, all Section 16(a) filing requirements applicable to its officers, directors and greater than 10 percent beneficial owners were complied with.

     THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE ELECTION OF THE CLASS A COMMON STOCK NOMINEE, ALEX J. MANDL, AS A DIRECTOR OF TELIGENT.

    PROPOSAL II -- APPROVAL OF AN AMENDMENT TO THE 1997 STOCK INCENTIVE PLAN

     At the annual meeting, shareholders will be asked to approve an amendment to the Teligent, Inc. 1997 Stock Incentive Plan to increase the number of shares of Class A common stock reserved for issuance under the plan by 4,000,000 shares to a total of 18,729,125 shares. The Board of Directors has adopted the amendments, subject to shareholder approval.

WHY IS THE 1997 STOCK INCENTIVE PLAN BEING AMENDED?

     Teligent believes that long term equity compensation in the form of stock options is critical in order to attract qualified personnel to Teligent and to retain and provide incentive to current personnel, particularly in light of the increasingly competitive environment for talented personnel. As of April 23, 1999, options to purchase 14,502,394 shares were outstanding under the 1997 Stock Incentive Plan, 159,522 shares had been issued pursuant to the exercise of options granted under such plan and 226,731 shares remained available for future grants. The Board of Directors believes that the number of shares currently available under the 1997 Stock Incentive Plan will be insufficient in light of the anticipated continued growth in Teligent's operations, including anticipated increases in the number of employees. For this reason, the Board of Directors has determined that it is in the best interests of Teligent to increase the number of shares available for issuance under the 1997 Stock Incentive Plan by 4,000,000 shares.

WHAT ARE THE PURPOSES OF THE 1997 STOCK INCENTIVE PLAN?

     The purposes of the 1997 Stock Incentive Plan are to facilitate the ownership of Teligent's stock by officers, other employees, directors and consultants of the Company, thereby aligning their interests with those of Teligent shareholders, and to assist the Company in attracting, motivating, and retaining key personnel.

WHAT ARE THE MAIN FEATURES OF THE 1997 STOCK INCENTIVE PLAN?

     The following description of the main features of the 1997 Stock Incentive Plan, as amended and restated, is qualified in its entirety by reference to the full text of the 1997 Stock Incentive Plan, as amended and restated, which is attached as Exhibit A to this Proxy Statement.

     As of April 23, there were 14,729,125 shares of Class A common stock reserved for issuance under the 1997 Stock Incentive Plan, including 12,480,778 shares issuable upon exercise of CARs that were converted to options at the time of Teligent's initial public offering ("Converted Options"). Shares issued pursuant to the exercise or vesting of awards granted under the 1997 Stock Incentive Plan may be new shares or treasury shares of Class A common stock. The 1997 Stock Incentive Plan provides that no participant can receive awards thereunder (excluding Converted Options) that relate to shares of Class A common stock which in the aggregate exceed 20% of the total number of shares of Class A common stock authorized for issuance under the 1997 Stock Incentive Plan.

     The 1997 Stock Incentive Plan provides that the Board of Directors may amend, suspend or terminate the 1997 Stock Incentive Plan at any time; provided, however, that no amendment that requires stockholder approval under applicable law in order for the 1997 Stock Incentive Plan to comply with Section 422 or 162(m) of the Internal Revenue Code of 1986 (the "Code"), or in order for the plan to continue to comply with the rules and regulations of any exchange or other trading market on which the shares of Class A common stock are traded, will be effective unless the same will be approved by the requisite vote of Teligent's shareholders.

     The 1997 Stock Incentive Plan provides that it will be administered by the Board of Directors; provided that the Board of Directors may establish one or more committees which may, to the extent set forth in the resolutions establishing such committee or committees, be authorized to grant awards under the 1997 Stock Incentive Plan to, and administer such awards with respect to, those participants who are subject to Section 16 of the Securities Exchange Act of 1934 with respect to Teligent ("Section 16 Participants") or who are executive officers of Teligent. Any such committee that is authorized to grant awards to Section 16 Participants (a "Section 16 Committee") will, to the extent necessary to comply with Rule 16b-3 promulgated under the Exchange Act, be comprised of two or more "non-employee directors" within the meaning of such Rule, and any such committee that is authorized to grant awards to executive officers of Teligent (which may or may not be the same committee as the Section 16 Committee) will, to the extent necessary to comply with Section 162(m) of the Code, be comprised of two or more "outside directors" within the meaning of such Section. In the case of grants of awards to participants who are neither Section 16 Participants nor executive officers of Teligent, Teligent's Board of Directors in its discretion may delegate to a committee or to members of Teligent's management the authority, subject to such guidelines as Teligent's Board of Directors may approve from time to time and to ratification by Teligent's Board of Directors, to make grants of awards to, and administer such awards with respect to, such participants. The Board of Directors will have the authority, in its sole discretion, subject to and not inconsistent with the express provisions of the Plan, to exercise all the powers and authority either specifically granted to it under the Plan or necessary or advisable in connection with the administration of the Plan. At present, the Compensation Committee administers the 1997 Stock Incentive Plan. Teligent's Compensation Committee members are Directors Myles Berkman, Tetsuro Mikami and Dr. Rajendra Singh.

     The 1997 Stock Incentive Plan provides for the granting of options intended to be "incentive stock options" within the meaning of Section 422 of the Code ("ISOs") and options which do not qualify as ISOs (collectively, "Options"). SARs may be granted under the 1997 Stock Incentive Plan, either independently of an Option or in tandem with an Option other than a Converted Option. The 1997 Stock Incentive Plan also provides for the grant of restricted stock awards, which may be subject to such restrictions as the Compensation Committee in its sole discretion may deem appropriate; such restrictions may include (without limitation) achievement of certain performance goals relating to Teligent's return on assets, return on equity or earnings per share.

     Upon the exercise of any Option, the purchase price must be fully paid. Such purchase price may be paid in cash (including without limitation cash borrowed from Teligent), by delivery of Class A common stock equal in market value to the exercise price, a combination thereof or, in the sole discretion of the Compensation Committee, through a cashless exercise procedure. The 1997 Stock Incentive Plan provides that Teligent has the right to require a participant to satisfy the tax withholding requirements arising with respect to awards granted thereunder. Such obligation may be satisfied by a cash payment, by authorizing Teligent to withhold form the shares of Class A common stock or cash otherwise payable a number of shares or cash, as applicable, equal to such obligation, or delivery of Class A common stock equal in market value to such obligation.

     In the event of a "Change in Control" of Teligent (as defined in the 1997 Stock Incentive Plan), all Options under the 1997 Stock Incentive Plan will become immediately exercisable in full and all restrictions with respect to restricted stock awards will lapse.

WHAT IS THE VALUE OF THE BENEFITS THAT DIRECTORS, EXECUTIVE OFFICERS AND EMPLOYEES CAN OBTAIN UNDER THE 1997 STOCK INCENTIVE PLAN?

     Teligent cannot currently determine the number of shares of Class A common stock subject to options that may be granted in the future to executive officers, directors, employees and consultants under the 1997 Stock Incentive Plan. The following table sets forth information with respect to the stock options granted during the fiscal year that ended December 31, 1998 to the Named Officers, all current directors, Named Officers as a group, all current directors (excluding Named Officers) as a group, and all employees and consultants (including all current officers who are not executive officers) as a group under the 1997 Stock Incentive Plan. No additional stock options were granted to the current directors or Named Officers prior to the date hereof.

                                                           NUMBER OF SHARES OF CLASS A COMMON STOCK
                                                                  SUBJECT TO OPTIONS GRANTED
           NAME AND PRINCIPAL POSITION              UNDER THE 1997 STOCK INCENTIVE PLAN DURING FISCAL 1998
           ---------------------------              ------------------------------------------------------
Alex J. Mandl
  Chairman of the Board and Chief Executive
     Officer......................................                               --
Kirby G. Pickle, Jr.
  President and Chief Operating Officer...........                               --
Laurence E. Harris
  Senior Vice President, General Counsel and
     Assistant Secretary..........................                               --
Abraham L. Morris
  Senior Vice President, Chief Financial Officer
     and Treasurer................................                               --
Steven F. Bell
  Senior Vice President for Human Resources.......                               --
Named Officers, as a group
  (5 persons).....................................                               --
Myles P. Berkman
  Director........................................                               --
David J. Berkman
  Director........................................                               --
William H. Berkman
  Director........................................                               --
Donald H. Jones
  Director........................................                               --
Rajendra Singh
  Director........................................                               --
Tetsuro Mikami
  Director........................................                               --
Current directors (excluding Named Officers), as a
  group (6 persons).....................................                         --
All employees and consultants, as a group
  (1,455 persons).................................                        2,084,714

WHAT ARE THE FEDERAL TAX CONSEQUENCES OF THE 1997 STOCK INCENTIVE PLAN?

     Options granted under the 1997 Stock Incentive Plan may be either "incentive stock options" as defined in Section 422 of the Code, or nonstatutory stock options.

     If an option granted under the 1997 Stock Incentive Plan is an incentive stock option, under Federal tax laws the optionee will recognize no income upon grant of the incentive stock option and incur no tax liability due to the exercise unless the optionee is subject to the alternative minimum tax. Teligent will not be allowed a deduction for Federal income tax purposes as a result of the exercise of an incentive stock option regardless of the applicability of the alternative minimum tax. Upon the sale or exchange of the shares at least two years after grant of the incentive stock option and one year after receipt of the shares by the optionee, any gain will be treated as long-term capital gain under federal tax laws. If these holding periods are not satisfied, the optionee will recognize ordinary income under Federal tax laws equal to the difference between the exercise price and the lower of the fair market value of the stock at the date of the option exercise or the sales price of the stock. Teligent will be entitled to a deduction in the same amount as the ordinary income recognized by the optionee. Any gain recognized on such a premature disposition of the shares in excess of the amount treated as ordinary income will be characterized under Federal tax laws as long-term capital gain if the sale occurs more than one year after exercise of the option or as short-term capital gain if the sale is made earlier. The current federal tax rate on long-term capital is capped at 28 percent for shares held more than one year, but not more than 18 months after exercise, and at 20 percent for shares held more than 18 months after exercise. Capital losses are allowed under Federal tax laws in full against capital gains plus $3,000 on an annual basis of other income.

     All other options which do not qualify as incentive stock options are referred to as nonstatutory stock options. An optionee will not recognize any taxable income under Federal tax laws at the time he or she is granted a nonstatutory stock option. However, upon its exercise, the optionee will recognize ordinary income for Federal tax law purposes measured by the excess of the then fair market value of the shares over the exercise price. In certain circumstances, where the shares are subject to a substantial risk of forfeiture when acquired or where the optionee is an officer, director or ten percent shareholder of Teligent, the date of taxation under Federal tax laws may be deferred unless the optionee files a timely election with the Internal Revenue Service under section 83(b) of the Code. The income recognized by an optionee who is also an employee of Teligent by payment in cash or out of the current earnings paid to the optionee, any difference between the sale price and the optionee's tax basis (exercise price plus the income recognized upon exercise) will be treated under Federal tax laws as capital gain or loss, and will be qualify for long-term capital gain or loss treatment if the shares have been held for more than one year.

     THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE APPROVAL OF THE AMENDMENT TO THE 1997 STOCK INCENTIVE PLAN.

       PROPOSAL III -- ADOPTION OF THE 1999 EMPLOYEE STOCK PURCHASE PLAN

     At the annual meeting, shareholders will be asked to approve the Teligent, Inc. 1999 Employee Stock Purchase Plan that gives employees the opportunity to invest in shares of Class A common stock. The Board of Directors has adopted the plan, subject to shareholder approval.

WHY IS THE 1999 EMPLOYEE STOCK PURCHASE PLAN BEING ADOPTED?

     The 1999 Employee Stock Purchase Plan is designed to encourage employees to increase their ownership interest in Teligent and to motivate them to exert their maximum efforts toward the success of Teligent. The Board of Directors believes that the approval of the 1999 Employee Stock Purchase Plan is in the best interests of Teligent because it will provide an incentive for Teligent's employees to increase their ownership in Teligent and will motivate them to improve their performance and enhance shareholder value.

HOW DOES AN EMPLOYEE INVEST IN CLASS A COMMON STOCK UNDER THE 1999 EMPLOYEE STOCK PURCHASE PLAN?

     If approved by shareholders, the 1999 Employee Stock Purchase Plan will provide to employees of Teligent and certain of its subsidiaries the opportunity to invest from one percent (1%) to fifteen percent (15%) of their annual salary, by means of payroll deductions, to purchase shares of Class A common stock through the exercise of stock options granted by Teligent at a purchase price equal to the lesser of (1) 85% of the fair market value of the Class A common stock at the beginning of each semi-annual period (January and

July) (each, an "Offering Date") and (2) 85% of the fair market value of the Class A common stock at the end of each semi-annual period (December and June) (each, an "Exercise Date"). Employees eligible to participate in the 1999 Employee Stock Purchase Plan will consist of all employees of Teligent and certain of its subsidiaries ("Participants"), other than those who regularly work twenty hours per week or less, work less than five months per year or who own five percent (5%) or more of the voting securities of Teligent. As of April 23, 1999 there would be approximately 1,396 eligible Participants.

HOW MANY SHARES OF CLASS A COMMON STOCK WILL BE AVAILABLE UNDER THE 1999 EMPLOYEE STOCK PURCHASE PLAN?

     The aggregate number of shares of Class A common stock which may be purchased under the 1999 Employee Stock Purchase Plan is 300,000, subject to adjustment in the event of stock dividends, stock splits, combinations of shares, recapitalizations or other changes in the outstanding Class A common stock. The source of shares under the 1999 Employee Stock Purchase Plan will be authorized but unissued shares.

WHAT ARE THE MAIN FEATURES OF THE 1999 EMPLOYEE STOCK PURCHASE PLAN?

     The following description of the main features of the 1999 Employee Stock Purchase Plan is qualified in its entirety by reference to the full text of the 1999 Employee Stock Purchase Plan, which is attached as Exhibit B to this Proxy Statement.

     The 1999 Employee Stock Purchase Plan provides that the plan is to be administered by a committee designated by the Board of Directors and comprised of at least three directors, each of whom will be a "non-employee director" within the meaning of Rule 16b-3 of the Securities Exchange Act of 1934. The Compensation Committee will administer the 1999 Employee Stock Purchase Plan. Teligent's Compensation Committee members are Directors Myles Berkman, Tetsuro Mikami and Dr. Rajendra Singh.

     Participants will be granted stock options which permit them to purchase shares of the Class A common stock under the 1999 Employee Stock Purchase Plan. Participants will designate a percentage of their pay ranging from one percent (1%) to a maximum of fifteen percent (15%) to be withheld on a regular basis in order to purchase shares of the Class A common stock on a semi-annual basis through the exercise of options granted under the 1999 Employee Stock Purchase Plan ("Payroll Payments"). In order to be eligible to make Payroll Payments, enrollment and payroll deduction forms must be filed by specified dates. Once enrolled for Payroll Payments, a Participant will continue to be enrolled in pay periods at the percentage of pay selected until the Participant either elects a different rate by filing appropriate forms or terminates these Payroll Payments. Under the 1999 Employee Stock Purchase Plan, during each calendar year no Participant can purchase in excess of $25,000 worth of Class A common stock (based on the fair market value of the Class A common stock at the time the stock is purchased).

     On a semi-annual basis, the administrator of the 1999 Employee Stock Purchase Plan will credit to the account of a Participant the number of whole shares of Class A common stock calculated by dividing the total amount of the Participant's Payroll Payments during the Offering Period by the lesser of (i) 85% of the fair market value of the Class A common stock on the first business day of the Offering Date and (ii) 85% of the fair market value of the Class A common stock on the applicable Exercise Date. For purposes of the 1999 Employee Stock Purchase Plan, the "fair market value" of the Class A common stock on a particular day will be the last reported sale price (on that date) on the NASDAQ National Market.

     A Participant may withdraw Payroll Payments credited to the Participant's account under the 1999 Employee Stock Purchase Plan if the amounts have not already been used to purchase Class A common stock by giving written notice prior to the next Exercise Date. The cash balance will then be paid to the Participant and no further payroll deductions will be made from the Participant's pay until the Participant re-enrolls in the 1999 Employee Stock Purchase Plan and elects such payroll deductions.

     Participants do not have the ability to assign or transfer their rights to purchase Class A common stock under the 1999 Employee Stock Purchase Plan.

     In the event that the outstanding shares of Class A common stock have been increased, decreased, changed into or been exchanged for a different number of or kind of shares of Company securities through reorganization, merger, recapitalization, reclassification, stock split, reverse stock split or similar transaction, the Compensation Committee may make appropriate adjustments to the number and/or kind of shares which may be offered under the 1999 Employee Stock Purchase Plan.

     The Board of Directors has the authority to terminate or amend the 1999 Employee Stock Purchase Plan; provided, however, that the Board of Directors may not (i) make any change in any option granted thereunder which adversely affects the rights of any Participant or, (ii) without the approval of the shareholders of Teligent, increase the maximum number of shares which may be issued under the 1999 Employee Stock Purchase Plan.

WHAT ARE THE FEDERAL TAX CONSEQUENCES OF THE 1999 EMPLOYEE STOCK PURCHASE PLAN?

     The 1999 Employee Stock Purchase Plan is intended to qualify as an "employee stock purchase plan" within the meaning of Section 423 of the Code. In general, a Participant will not recognize ordinary compensation income upon the exercise of an option granted under the 1999 Employee Stock Purchase Plan, provided that the Participant holds the Class A common stock acquired upon exercise for at least one year from the date of exercise and two years from the date of grant (the "Holding Period"). Upon the disposition of the acquired Class A common stock after the end of the Holding Period, the Participant will recognize ordinary compensation income in an amount equal to the lesser of (i) the excess of the fair market value of the Class A common stock upon disposition over the exercise price thereof or (ii) the excess of the fair market value of the Class A common stock at the time of grant over the exercise price thereof. Any additional gain upon the sale of the acquired Class A common stock will be long-term capital gain. If the Holding Period is satisfied by a Participant, Teligent will not be entitled to a deduction for any income recognized by the Participant pursuant to either the exercise of options granted under the 1999 Employee Stock Purchase Plan or the sale of the acquired Class A common stock. If a Participant disposes of the Class A common stock acquired upon exercise of the option prior to the end of the Holding Period, the Participant will recognize ordinary compensation income in the year of the disqualifying disposition in an amount equal to the difference between the exercise price and the lower of (x) the fair market value of the Class A common tock on the applicable Exercise Date or (y) the sales price of the Class A common stock, and Teligent will be entitled to an income tax deduction equal to the amount of the ordinary compensation income recognized by the Participant. Any additional gain (or loss) on the sale of the Class A common stock by the Participant will be taxed as short-term or long-term capital gain (or loss), as the case may be. If the requirements of Section 423 of the Code are not satisfied upon the date of an option's exercise, the Participant will recognize ordinary compensation income equal to the difference between the fair market value of the Class A common stock at exercise and the exercise price on the date of exercise, and Teligent will be entitled to an income tax deduction equal to the amount of the ordinary compensation income recognized by the Participant.

WHAT IS THE VALUE OF THE BENEFITS THAT PARTICIPANTS CAN OBTAIN UNDER THE 1999 EMPLOYEE STOCK PURCHASE PLAN?

     Because participation in the 1999 Employee Stock Purchase Plan will vary from employee to employee and levels of participation among Participants will also vary, it is not possible to determine the value of benefits which may be obtained by Participants and other employees under the 1999 Employee Stock Purchase Plan.

     THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE ADOPTION OF THE 1999 EMPLOYEE STOCK PURCHASE PLAN.

     PROPOSAL IV -- RATIFICATION OF THE APPOINTMENT OF INDEPENDENT AUDITORS

     The Board of Directors has renewed Teligent's arrangement for Ernst & Young LLP to be its independent auditors for the year ending December 31, 1999, subject to the ratification of the appointment by shareholders. A representative of Ernst & Young LLP is expected to attend the annual meeting to respond to appropriate questions and will have an opportunity to make a statement if he or she so desires.

     THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS TELIGENT'S INDEPENDENT AUDITORS FOR THE YEAR ENDING DECEMBER 31, 1999.

                             SHAREHOLDER PROPOSALS

     In order to be eligible for inclusion in Teligent's proxy materials for next year's Annual Meeting of Shareholders, any shareholder proposal must be received at Teligent's executive office at 8065 Leesburg Pike, Suite 400, Vienna, Virginia 22182 on or before December 28, 1999. To be considered for presentation at next year's annual meeting, although not included in the proxy statement, any shareholder proposal must be received at Teligent's executive office at the foregoing address on or before April 17, 2000, but not earlier than March 19, 2000. In the event that the date of next year's annual meeting is held before May 18, 2000 or after July 16, 2000, the shareholder proposal must be received on or before the close of business on the 10th day following the day on which notice of the date of the annual meeting was mailed or public announcement of the date of such meeting was made, whichever occurs first.

     All shareholder proposals for inclusion in Teligent's proxy materials will be subject to the requirements of the proxy rules adopted under the Securities Exchange Act of 1934 and, as with any shareholder proposal (regardless of whether it is included in Teligent's proxy materials), Teligent's Certificate of Incorporation, Bylaws and Delaware law.

                                 OTHER MATTERS

     The Board of Directors is not aware of any business to come before the annual meeting other than the matters described above in this proxy statement. However, if any other matters should properly come before the annual meeting, it is intended that holders of the proxies will act in accordance with their best judgment.

                                   EXHIBIT A

                                 TELIGENT, INC.
                           1997 STOCK INCENTIVE PLAN
                            AS AMENDED AND RESTATED

1.  Purpose.

     The purpose of the Teligent, Inc. 1997 Stock Incentive Plan (the "Plan") is to align the interests of officers, other employees, directors and consultants of Teligent, Inc., a Delaware corporation ("Teligent") and its subsidiaries, now held or hereafter acquired (collectively, the "Company"), with those of the stockholders of Teligent; to attract, motivate and retain the best available executive personnel and key employees of the Company by permitting them to acquire an, or increase their, equity interest in Teligent; to reinforce corporate, organizational and business-development goals; and to reward the performance of individual officers and other employees in fulfilling their personal responsibilities for long-range achievements.

2. Definitions.

     The following terms, as used herein, shall have the following meanings:

     (a) "Award" shall mean any Option (including Conversion Options), SAR or Restricted Stock Award granted pursuant, or which is otherwise subject, to the Plan.

     (b) "Award Agreement" shall mean any written agreement, contract or other instrument or document between Teligent and a Participant evidencing an Award.

     (c) "Beneficial Owner" shall have the meaning set forth in Rule 13d-3 promulgated under the Exchange Act.

     (d)  "Board" shall mean the Board of Directors of Teligent.

     (e) "Change in Control" shall have the meaning set forth in Section 8(f) hereof.

     (f) "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

     (g) "Committee" shall mean the Compensation Committee or other committee of the Board which, in accordance with Section 3 of the Plan, may be authorized to grant Awards.

     (h)  "Company" shall have the meaning set forth in Section 1 hereof.

     (i) "Conversion Options" shall mean the Options which result from the conversion, in connection with the Initial Offering, of the Company Appreciation Rights granted under that certain employment agreement, dated as of September 1, 1996, by and between Teligent, L.L.C. and Alex J. Mandl, and the Appreciation Units previously granted by Teligent L.L.C. pursuant to its Long Term Incentive Compensation Plan.

     (j) "Effective Date" shall have the meaning set forth in Section 8(k) hereof.

     (k) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

     (l) "Fair Market Value" per share of Stock as of a particular date shall mean (i) the average of the high and low sale price per share of Stock
          (A) on the national securities exchange on which the Stock is principally traded for the last preceding date on which there was a sale of such Stock on such exchange or (B) if the Stock is not then traded on a national securities exchange, on the NNM for the last preceding date on which a sale of the Stock was reported on the NNM,
          (ii) if the Stock is not then traded on a national securities exchange and sales of the Stock are not then reported on the NNM, but the Stock is then quoted on an over-the-counter market other than the NNM, the average of the closing per share bid and asked prices for the Stock in such over-the-counter market for the last preceding date on which such prices were quoted in such market, (iii) if the shares of Stock are not then traded on a national securities exchange, sales of the Stock are not then reported on the NNM and the Stock is not then quoted on an over-the-counter market other than the NNM, such value as the Board, in its sole discretion, shall determine. Notwithstanding the foregoing, with respect only to the exercise price of Options awarded effective as of the date on which consummation of the Initial Offering takes place, the Fair Market Value of the Stock as of such date shall be the initial offering price of the Stock on such date.

     (m) "Incentive Stock Option" shall mean an Option that meets the requirements of Section 422 of the Code, or any successor provision, and is designated by the Board as an Incentive Stock Option.

     (n) "Initial Offering" shall mean the initial public offering by Teligent of shares of Stock which is made pursuant to the terms of the Securities Act of 1933, as amended.

     (o)  "NNM" shall mean the Nasdaq National Market.

     (p) "Nonqualified Stock Option" shall mean an Option other than an Incentive Stock Option.

     (q) "Option" shall mean the right, granted pursuant to the Plan, of a holder to purchase shares of Stock.

     (r) "Participant" shall mean an officer, other employee, director or consultant of the Company who is, pursuant to Section 4 of the Plan, selected to participate in the Plan.

     (s) "Person" shall have the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof, except that such term shall not include (i) Teligent or any of its subsidiaries, (ii) a trustee or other fiduciary holding securities under an employee benefit plan of Teligent or any of its affiliates, (iii) an underwriter temporarily holding securities pursuant to an offering of such securities, (iv) a corporation owned, directly or indirectly, by the stockholders of Teligent in substantially the same proportions as their ownership of stock of Teligent, or (v) The Associated Group, Inc. or any of its subsidiaries or affiliates.

     (t)  "Plan" shall have the meaning set forth in Section 1 hereof.

     (u) "Restricted Stock" shall mean any shares of Stock issued to a Participant, without payment to Teligent, pursuant to Section 7 of the Plan.

     (v)  "Restricted Stock Award Program" shall mean the program set forth in
          Section 7 hereof.

     (w) "SAR" shall mean a stock appreciation right granted to a Participant under Section 6 of the Plan.

     (x) "Section 16 Participant" shall have the meaning set forth in Section 3 hereof.

     (y)  "Stand-Alone SAR" shall mean a SAR which is not related to an Option.

     (z) "Stock" shall mean shares of the Class A Common Stock, par value $.01 per share, of Teligent.

     (aa)  "Stock Option and SAR Program" shall mean the program set forth in
           Section 6 hereof.

     (bb) "Tandem SAR" shall mean a SAR which is granted in relation to an Option.

     (cc)  "Teligent" shall have the meaning set forth in Paragraph 1 hereof.

     (dd) "Ten Percent Stockholder" shall mean a Participant who, at the time an Incentive Stock Option is to be granted to such Participant, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of Teligent.

3. Administration.

     The Plan will be administered by the Board; provided that the Board may establish one or more Committees which may, to the extent set forth in the resolutions establishing such Committee or Committees, be authorized to grant Awards to, and administer such Awards with respect to, those Participants who are subject to Section 16 of the Exchange Act with respect to the Company ("Section 16 Participants") or who are executive officers of the Company. Any such Committee that is authorized to grant Awards to Section 16

Participants (a "Section 16 Committee") shall, to the extent necessary to comply with Rule 16b-3 promulgated under the Exchange Act, be comprised of two or more "non-employee directors" within the meaning of such Rule, and any such Committee that is authorized to grant Awards to executive officers of the Company (which may or may not be the same Committee as the Section 16 Committee) shall, to the extent necessary to comply with Section 162(m) of the Code, be comprised of two or more "outside directors" within the meaning of such Section. In the case of grants of Awards to Participants who are neither Section 16 Participants nor executive officers of the Company, the Board in its discretion may delegate to a Committee or to members of the Company's management the authority, subject to such guidelines as the Board may approve from time to time and to ratification by the Board, to make grants of Awards to, and administer such Awards with respect to, such Participants. The Board shall have the authority, in its sole discretion, subject to and not inconsistent with the express provisions of the Plan, to administer the Plan and to exercise all the powers and authority either specifically granted to it under the Plan or necessary or advisable in connection with the administration of the Plan, including, without limitation, the authority to grant Awards; to determine the persons to whom and the time or times at which Awards shall be granted; to determine the type and number of Awards to be granted, the number of shares of Stock to which an Award may relate and the terms, conditions, restrictions and performance criteria relating to any Award; to determine whether, to what extent, and under what circumstances an Award may be settled, cancelled, forfeited, exchanged, or surrendered or accelerated or an Option or Options, Stand-Alone SAR or Stand-Alone SARs may be repriced to a lower exercise price; to make adjustments in performance goals in recognition of unusual or non-recurring events affecting Teligent or the financial statements of Teligent, or in response to changes in applicable laws, regulations, or accounting principles; to construe and interpret the Plan and any Award; to prescribe, amend and rescind rules and regulations relating to the Plan; to determine the terms and provisions of Award Agreements, consistent with the terms and provisions of the Plan; and to make all other determinations deemed necessary or advisable for the administration of the Plan, consistent with the terms and provisions of the Plan. The Board shall keep minutes of its meetings. To the extent that the Board has delegated any of its authority to one or more Committees under this Section 3, any reference to the Board in the Plan shall be interpreted to mean reference to the relevant Committee.

4. Eligibility.

     Awards may be granted to officers, other employees, directors and consultants of the Company in the sole discretion of the Board. In determining the persons to whom Awards shall be granted and the type of Award, the Board shall take into account such factors as the Board shall deem relevant in connection with accomplishing the purposes of the Plan.

5. Stock Subject to the Plan; Limitation on Grants.

     The maximum number of shares of Stock authorized and reserved for issuance pursuant to the Plan shall be 18,729,125. All such shares of Stock shall be subject to equitable adjustment as provided herein. Such shares may, in whole or in part, be authorized but unissued shares or shares that shall have been or may be reacquired by Teligent in the open market, in private transactions or otherwise. If any shares subject to an Award are forfeited, cancelled, exchanged or surrendered or if an Award otherwise terminates or expires without a distribution of shares to the Participant, the shares of Stock with respect to such Award shall, to the extent of any such forfeiture, cancellation, exchange, surrender, termination or expiration, again be available for Awards under the Plan. Upon the exercise of any Award granted in tandem with any other Awards, such related Awards shall be cancelled to the extent of the number of shares of Stock as to which the Award is exercised and, notwithstanding the foregoing, such number of shares shall no longer be available for Awards under the Plan.

     During the term of this Plan, no Participant can receive Awards, including Options, Restricted Stock and SARs (but excluding Conversion Options), relating to shares of Stock which in the aggregate exceed twenty percent (20%) of the total number of shares of Stock authorized for issuance pursuant to the Plan, as adjusted pursuant to the terms hereof.

     In the event that the Board shall determine that any dividend or other distribution (whether in the form of cash, Stock or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, spin-off, combination, repurchase, or share exchange, or other similar corporate transaction or event, affects the Stock such that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of Participants under the Plan, then the Board shall make such equitable changes or adjustments as it deems necessary or appropriate to any or all of (i) the number and kind of shares of Stock which may thereafter be issued in connection with Awards, (ii) the number and kind of shares of Stock issued or issuable in respect of outstanding Awards, and (iii) the exercise price, grant price, or purchase price relating to any Award; provided that, with respect to Incentive Stock Options, such adjustment shall be made in accordance with
Section 424 of the Code.

6. Stock Option and SAR Program.

     Each Option and SAR granted pursuant to this Section 6 shall be evidenced by an Award Agreement, in such form and containing such terms and conditions as the Board shall from time to time approve, which Award Agreement shall comply with and be subject to the following terms and conditions, as applicable. Each Conversion Option shall be governed by and subject to the terms of the Plan, as well as the specific terms and provisions previously determined by the Board with respect thereto, which terms and provisions shall be set forth in the Award Agreement evidencing such Conversion Option.

     (a) Stock Options.

          (1) Number of Shares. Each Award Agreement shall state the number of shares of Stock to which the Option relates.

          (2) Type of Option. Each Award Agreement shall state that the Option constitutes an Incentive Stock Option or a Nonqualified Stock Option.

          (3) Option Price. Each Award Agreement shall state the Option price, which, except for the Conversion Options and as provided in Section 6(c)(2) below, shall not be less than one hundred percent (100%) of the Fair Market Value of the shares of Stock covered by the Option on the date of grant. The Option price shall be subject to adjustment as provided in Section 5 hereof. Unless otherwise expressly stated in the Board resolution expressly granting an Option and except with respect to Options granted by members of the Company's management pursuant to delegated authority as contemplated by
     Section 3 of the Plan, the date as of which the Board adopts the resolution expressly granting an Option shall be considered the day on which such Option is granted.

          (4) Method and Time of Payment. The Option price shall be paid in full, at the time of exercise, in cash (including cash received from the Company as compensation or cash borrowed from the Company), in shares of Stock having a Fair Market Value equal to such Option price, in a combination of cash and Stock or, in the sole discretion of the Board, through a cashless exercise procedure, which may include an exercise through a registered broker-dealer pursuant to procedures which are, from time to time, deemed by the Board to be acceptable. Any shares of Stock withheld upon exercise as payment of the purchase price under an Option shall be valued at their Fair Market Value on the date of exercise.

          (5) Term and Exercisability of Options. Each Award Agreement shall provide that each Option shall become exercisable over a period determined by the Board in its discretion, provided, that the Board shall have the authority to accelerate the exercisability of any outstanding Option at such time and under such circumstances as it, in its sole discretion, deems appropriate. The exercise period shall be not more than ten (10) years from the date of the grant of the Option, except as provided in Section 6(c)(2) below, or such shorter period as is determined by the Board. The exercise period shall be subject to earlier termination as provided in Section 6(a)(6) hereof. An Option may be exercised, as to any or all full shares of Stock as to which the Option has become exercisable, by written notice delivered in person or by mail to the Secretary of Teligent, specifying the number of shares of Stock with respect to which the Option is being exercised, together with payment in full of the Option price. For purposes of the preceding sentence, the date of exercise will be deemed to be the date upon which the Secretary of Teligent receives both the notification and the payment.

          (6) Termination. The Agreement evidencing the grant of each Award shall set forth the terms and conditions applicable to such Award upon a termination of an employee Participant's employment by the Company or the termination of a consultant or director Participant's service with the Company, which shall be as the Board may, in its discretion determine at the time the Award is granted or thereafter.

     (b) Stock Appreciation Rights. The Board shall have authority to grant Stand-Alone SARs, and Tandem SARs with respect to all or some of the shares of Stock covered by an Option. Stand-Alone SARs granted pursuant to this Section 6 shall be evidenced by an Award Agreement, in such form as the Board shall from time to time approve, and the terms and conditions of such Awards shall be set forth therein. A Tandem SAR shall, except as provided in this Section (6)(b), be subject to the same terms and conditions as the related Option. Each Tandem SAR granted pursuant to the Plan shall be reflected in the Award Agreement evidencing the related Option.

          (1) Time of Grant of Tandem SARs. A Tandem SAR may be granted either at the time of grant, or at any time thereafter during the term of the Option; provided, however, that Tandem SARs related to Incentive Stock Options may only be granted at the time of grant of the related Option.

          (2) SAR Price. Each Award Agreement shall state the price for a Stand-Alone SAR, which shall not be less than one hundred percent (100%) of the Fair Market Value of the shares of Stock covered by the Stand-Alone SAR on the date of grant. The price for a Tandem SAR shall be set forth in the Award Agreement evidencing the related Option.

          (3) Payment. A SAR shall entitle the holder thereof, upon exercise of the SAR or any portion thereof, to receive payment of an amount computed pursuant to paragraph (5) below.

          (4) Exercise. Each Award Agreement shall provide that each Stand-Alone SAR shall become exercisable over a period determined by the Board in its discretion, provided, that the Board shall have the authority to accelerate the exercisability of any Stand-Alone SAR at such time and under such circumstances as it, in its sole discretion, deems appropriate. The exercise period shall be not more than ten (10) years from the date of the grant of the Stand-Alone SAR or such shorter period as is determined by the Board. The exercise period shall be subject to earlier termination as provided in Section 6(b)(8) hereof.

               A Tandem SAR shall be exercisable at such time or times and only to the extent that the related Option is exercisable, and will not be transferable except to the extent the related Option may be transferable. A Tandem SAR granted in connection with an Incentive Stock Option shall be exercisable only if the Fair Market Value of a share of Stock on the date of exercise exceeds the purchase price specified in the related Incentive Stock Option.

          (5) Amount Payable. Upon the exercise of a SAR, the Participant shall be entitled to receive an amount determined by multiplying (i) the excess of the Fair Market Value of a share of Stock on the date of exercise of such SAR over the price of the Stand-Alone SAR or the Option to which the Tandem SAR relates, as appropriate, by (ii) the number of shares of Stock as to which such SAR is being exercised. Notwithstanding the foregoing, the Board may limit in any manner the amount payable with respect to any SAR by including such a limit at the time it is granted.

          (6) Treatment of Related Options and Tandem SARs Upon Exercise. Upon the exercise of a Tandem SAR, the related Option shall be cancelled to the extent of the number of shares of Stock as to which the Tandem SAR is exercised (and will be deemed to have been exercised for purposes of determining the number of shares available for the grant of Awards under the Plan), and upon the exercise of an Option granted in connection with a Tandem SAR, the Tandem SAR shall be cancelled to the extent of the number of shares of Stock as to which the Option is exercised (and will be deemed to have been exercised for purposes of determining the number of shares available for the grant of Awards under the Plan).

          (7) Method of Exercise. SARs shall be exercised by a Participant only by a written notice delivered in person or by mail to the Company,
     Attention: Senior Vice President for Human Resources, specifying the number of whole shares of Stock with respect to which the SAR is being exercised. If requested by the Board, the Participant shall deliver the Award Agreement evidencing the SAR and, if applicable, the related Option, which Award Agreement shall be endorsed with a notation of such exercise and returned to the Participant. For purposes of this paragraph (7), the date of exercise will be deemed to be the date upon which the Company receives such notification.

          (8) Form of Payment. Payment of the amount determined under paragraph
     (5) above may, in the sole discretion of the Board, be made solely in whole shares of Stock in a number determined based upon their Fair Market Value on the date of exercise of the SAR or, alternatively, in the sole discretion of the Board, solely in cash, or in a combination of cash and shares of Stock as the Board deems advisable. If the Board determines that payment may be made solely in shares of Stock, and the amount payable results in a fractional share, payment for the fractional share will be made in cash.

     (c) Incentive Stock Options. Options granted as Incentive Stock Options shall be subject to the following special terms and conditions, in addition to the general terms and conditions specified in this Section 6.

          (1) Value of Shares. The aggregate Fair Market Value (determined as of the date the Incentive Stock Option is granted) of the shares of Stock with respect to which Incentive Stock Options granted under this Plan and all other Plans of the Company become exercisable for the first time by each Participant during any calendar year shall not exceed $100,000.

          (2) Ten Percent Stockholder. In the case of an Incentive Stock Option granted to a Ten Percent Stockholder, (x) the Option price shall not be less than one hundred ten percent (110%) of the Fair Market Value of the shares of Stock on the date of grant of such Incentive Stock Option, and
     (y) the exercise period shall not exceed five (5) years from the date of grant of such Incentive Stock Option.

7. Restricted Stock Award Program.

     Restricted Stock Awards granted pursuant to this Section 7 shall be evidenced by an Award Agreement, in such form as the Board shall from time to time approve, and the terms and conditions of such Awards shall be set forth therein. At the time of the grant of a Restricted Stock Award, the Board may impose such restrictions or conditions to the vesting of such Award as it, in its sole discretion, deems appropriate. Such conditions to vesting may include (without limitation), in the Board's sole discretion, the achievement of performance goals which may be set forth in the Award Agreement. Such performance goals may (without limitation) be based on an increase in the trading price of Stock, achievement of certain goals relating to Teligent's return on assets, return on equity, earnings per share, in each case, determined in accordance with generally accepted accounting principles.

     (a) Restrictions. Prior to the vesting of a share of Restricted Stock, such share of Restricted Stock may not be sold, assigned, transferred, pledged, hypothecated or otherwise disposed of, except by will or the laws of descent and distribution. Certificates for shares of Stock which may be issued pursuant to Restricted Stock Awards shall bear an appropriate legend referring to such restrictions, and any attempt to dispose of any such shares of Stock in contravention of such restrictions shall be null and void and without effect.

     (b) Forfeiture. Subject to such exceptions as may be determined by the Board, if an employee Participant's continuous employment with the Company shall terminate for any reason, or if a consultant or director Participant's service with the Company shall terminate for any reason, any shares remaining subject to restrictions shall thereupon be forfeited by the Participant and transferred to, and reacquired by, Teligent at no cost to Teligent.

     (c) Ownership. Except to the extent otherwise set forth in the Award Agreement, a Participant who is granted a Restricted Stock Award shall possess all incidents of ownership of such shares, subject to Section 7(a), including the right to receive dividends with respect to such shares and to vote such shares.

8. General Provisions.

     (a) Compliance with Legal Requirements. The Plan and the granting and exercising of Awards, and the other obligations of Teligent under the Plan and any Award Agreement or other agreement shall be subject to all applicable federal and state laws, rules and regulations and to such approvals by any regulatory or governmental agency as may be required. Teligent, in its discretion, may postpone the issuance or delivery of Stock under any Award as Teligent may consider appropriate and may require any Participant to make such representations and furnish such information as it may consider appropriate in connection with the issuance or delivery of Stock in compliance with applicable laws, rules and regulations.

     (b) Nontransferability. Awards shall not be transferable by a Participant other than (i) gratuitous transfers by an officer of the Company who is the holder of an Award to his or her immediate family members or to a trust for the benefit of any such immediate family member or members, (ii) by will or the laws of descent and distribution or, (iii) if then permitted by Rule 16b-3 under the Exchange Act, pursuant to a Qualified Domestic Relations Order (as defined under the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder). Awards shall be exercisable during the lifetime of a Participant only by such Participant or his guardian or legal representative.

     (c) No Right To Continued Employment. Nothing in the Plan or in any Award granted or any Award Agreement or other agreement entered into pursuant hereto shall confer upon any Participant the right to continue in the employ of the Company or to continue service as a consultant or director of the Company or to be entitled to any remuneration or benefits not set forth in the Plan or such Award Agreement or other agreement or to interfere with or limit in any way the right of the Company to terminate such employee Participant's employment or the service of a consultant or director Participant.

     (d) Withholding Taxes. Where a Participant or other person is entitled to receive shares of Stock pursuant to the exercise of an Option or is otherwise entitled to receive shares of Stock or cash pursuant to an Award hereunder, Teligent shall have the right to require the Participant or such other person to pay to Teligent the amount of any taxes which Teligent may be required to withhold before delivery to such Participant or other person of cash or a certificate or certificates representing such shares.

          If a Participant makes a disposition, within the meaning of Section 424(c) of the Code and regulations promulgated thereunder, of any share or shares of Stock issued to such Participant pursuant to the exercise of an Incentive Stock Option within the two-year period commencing on the date after the date of the grant or within the one-year period commencing on the day after the date of transfer of such share or shares of Stock to the Participant pursuant to such exercise, the Participant shall, within ten
     (10) days of such disposition, notify the Company thereof, by delivery of written notice to Teligent at its principal executive office.

          Unless otherwise prohibited by the Board or by applicable law, a Participant may satisfy any such withholding tax obligation by any of the following methods, or by a combination of such methods: (a) tendering a cash payment; (b) authorizing Teligent to withhold from the shares of Stock or cash otherwise payable to such Participant (1) one or more of such shares having an aggregate Fair Market Value, determined as of the date the withholding tax obligation arises, less than or equal to the amount of the total withholding tax obligation or (2) cash in an amount less than or equal to the amount of the total withholding tax obligation; or (c) delivering to Teligent previously acquired shares of Stock (none of which shares may be subject to any claim, lien, security interest, community property right or other right of spouses or present or former family members, pledge, option, voting agreement or other restriction or encumbrance of any nature whatsoever) having an aggregate Fair Market Value, determined as of the date the withholding tax obligation arises, less than or equal to the amount of the total withholding tax obligation.

     (e) Amendment and Termination of the Plan. The Board may at any time and from time to time alter, amend, suspend, or terminate the Plan in whole or in part; provided that, no amendment which requires stockholder approval under applicable law in order for the Plan to continue to comply with Section 422 or 162(m) of the Code or in order for the Plan to continue to comply with the rules and regulations of any exchange or other trading market on which Teligent's shares of Stock are traded shall be effective unless the same shall be approved by the requisite vote of the stockholders of Teligent. Notwithstanding the foregoing, no amendment shall affect adversely any of the rights of any Participant, without such Participant's consent, under any Award theretofore granted under the Plan. The power to grant Awards under the Plan will automatically terminate at the end of the 2007 fiscal year. If the Plan is terminated, any unexercised Option or SAR shall continue to be exercisable in accordance with its terms and the terms of the Plan in effect immediately prior to such termination.

     (f) Change in Control. Notwithstanding any other provision of the Plan to the contrary, if, while any Awards remain outstanding under the Plan, a Change in Control of Teligent (as defined in this Section 8(f)) shall occur, then (unless otherwise provided in the applicable Award Agreement), (x) all Options and SARs that are outstanding at the time of such Change in Control shall become immediately exercisable in full and (y) all restrictions with respect to shares of Restricted Stock shall lapse, and such shares shall be fully vested and nonforfeitable.

     For purposes of this paragraph 8(f), a "Change in Control" of Teligent shall occur if:

          (1) any person or entity, or group of affiliated persons or entities, other than The Associated Group, Inc., a Delaware corporation, and Telcom-DTS Investors, L.L.C., a Delaware limited liability company (collectively, the "Original Shareholders") and/or their respective affiliates acquires stock of the Company representing more than fifty percent (50%) of the voting power of all such outstanding stock;

          (2) the majority of the Board consists of persons who are designees of any person or entity or group of affiliated persons or entities which hold stock in the Company, other than the Original Shareholders and/or their respective affiliates;

          (3) the Company adopts a plan of liquidation providing for the distribution of all or substantially all of its assets; or

          (4) all or substantially all of the business enterprise of the Company is disposed of pursuant to a sale of assets transaction or a merger, consolidation or similar transaction in which the Company is not the surviving entity (unless (A) no person or entity, or group of affiliated persons or entities, other than the Original Shareholders and/or their respective affiliates, owns immediately after such transaction stock or other equity interests of the entity which succeeds to the business of the Company as a result of such transaction representing more than fifty percent (50%) of the voting power of all such outstanding stock, (B) a majority of the board of directors (or comparable governing body) of the entity which succeeds to the business of the Company as a result of such transaction consists of persons (or persons designated by such persons) who constituted a majority of the Board immediately prior to such transaction, and (C) such successor entity assumes in writing the Company's obligations under the Plan. For purposes of this definition, "affiliate" (or derivations thereof) of any person or entity means any other person or entity directly or indirectly controlling or controlled by or under direct or indirect common control with such person or entity; and for purposes of such definition, "control" when used with respect to any person or entity means the power to direct the management and policies of such person or entity, directly or indirectly, whether through the ownership of voting securities or other equity interests, by contract or otherwise, and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

     (g) Participant Rights. No Participant shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment for Participants. Except as provided specifically herein, a Participant or a transferee of an Award shall have no rights as a stockholder with respect to any shares of stock covered by any Award until the date of the issuance of a Stock certificate to him for such shares.

     (h) Unfunded Status of Awards. The Plan is intended to constitute an "unfunded" plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant pursuant to an Award, nothing contained in the Plan or any Award shall give any such Participant any rights that are greater than those of a general creditor of Teligent.

     (i) No Fractional Shares. No fractional shares of Stock shall be issued or delivered pursuant to the Plan or any Award. The Board shall determine whether cash, other Awards or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

     (j) Governing Law. The Plan and all determinations made and actions taken pursuant hereto shall be governed by the laws of the State of Delaware without giving effect to the conflict of laws principles thereof.

     (k) Effective Date. The Plan has previously been approved by the Board and Teligent's sole stockholder. The Plan shall become effective on the effective date of the Initial Offering (the "Effective Date"), and shall be of no force and effect if the Initial Offering is not consummated.

     (l) Beneficiary. A Participant may file with the Board a written designation of a beneficiary on such form as may be prescribed by the Board and may, from time to time, amend or revoke such designation. If no designated beneficiary survives the Participant, the executor or administrator of the Participant's estate shall be deemed to be the grantee's beneficiary.

     (m) Interpretation. The Plan is designed and intended to comply with
Section 162(m) of the Code, and all provisions hereof shall be construed in a manner to so comply.

                                   EXHIBIT B

                                 TELIGENT, INC.
                       1999 EMPLOYEE STOCK PURCHASE PLAN

     1. Purpose. The purpose of the Teligent, Inc. 1999 Employee Stock Purchase Plan (the "Plan") is to provide employees of Teligent, Inc. (the "Company") and its Designated Subsidiaries with an opportunity to acquire an interest in the Company through the purchase of Class A Common Stock of the Company, $.01 par value per share (the "Common Stock"), with accumulated payroll deductions. The Company intends the Plan to qualify as an "employee stock purchase plan" within the meaning of Section 423 of the Internal Revenue Code of 1986, as amended (the "Code"), and the provisions of the Plan shall be construed in a manner consistent with the requirements of Section 423 of the Code.

     2. Definitions.

          a. "Authorization Form" shall mean a form supplied by and delivered to the Company by a Participant in the form of Attachment A hereto authorizing payroll deductions as set forth in Section 5 hereof and such other terms and conditions as the Company from time to time may determine.

          b. "Board" shall mean the Board of Directors of the Company.

          c. "Committee" shall mean a committee of at least three members of the Board appointed by the Board to administer the Plan and to perform the functions set forth herein and who are "non-employee directors" within the meaning of Rule 16b-3 as promulgated under Section 16 of the Securities Exchange Act of 1934 (the "Exchange Act").

          d. "Compensation" shall mean the base salary or wage (including commissions) payable by the Company to an Employee, including an Employee's portion of salary deferral contributions pursuant to Section 401(k) of the Code and any amount excludable pursuant to Section 125 of the Code, but excluding any bonus, fee, overtime pay, severance pay, or other special emolument or any credit or benefit under any employee plan maintained by the Company.

          e. "Designated Subsidiaries" shall mean all Subsidiaries designated by the Board from time to time, in its sole discretion, as eligible to participate in the Plan.

          f. "Eligible Employee", shall mean any Employee excluding: (i) any Employee who is customarily scheduled to work 20 hours per week or less and
     (ii) any Employee who customarily is employed for not more than five (5) months in any calendar year.

          g. "Employee" shall mean any person, including an officer, who is regularly employed by the Company or one of its Designated Subsidiaries.

          h. "Exercise Date" shall mean, with respect to each Offering Period, the last business day prior to the next Offering Date in which payroll deductions are made under the Plan.

          i. "Fair Market Value" per share as of a particular date shall mean the last reported sale price (on that date) of the Common Stock on The Nasdaq National Market.

          j. "Offering Date" shall mean the first business day of January and July of each Plan Year, provided that the Committee shall have the power to change the Offering Date.

          k. "Offering Period" shall mean a period of time during the effectiveness of the Plan, commencing on each Offering Date and ending on the Exercise Date thereof.

          l. "Participant" shall mean an Employee who participates in the Plan.

          m. "Plan Year" shall mean, for the first year the period beginning on July 1, 1999 and ending on December 31, 1999, and for each year thereafter shall mean the period beginning on January 1 and ending on December 31.

          n. "Subsidiary" shall mean any corporation, if any, having the relationship to the Company described in Section 424(f) of the Code.

     3. Eligibility and Participation.

          a. Any person who is an Eligible Employee on an Offering Date shall be eligible to become a Participant in the Plan beginning on that Offering Date and shall become a Participant as of that Offering Date by completing an Authorization Form and filing it with the Company by the date required by the Company. Such authorization will remain in effect for subsequent Offering Periods, until modified or terminated by the Participant.

          b. Any person who first becomes an Eligible Employee during an Offering Period shall be eligible to become a Participant in the Plan as of the first day of the Offering Date beginning after the date on which that person became an Eligible Employee and shall become a Participant as of such date by completing an Authorization Form and filing it with the Company by the date required by the Company. Such authorization will remain in effect for subsequent Offering Periods, until modified or terminated by the Participant.

          c. A person shall cease to be a Participant upon the earliest to occur of:

             i) the date the Participant ceases to be an Eligible Employee, for any reason;

             ii) the first day of the Offering Period beginning after the date on which the Participant ceases payroll deductions under the Plan; or

             iii) the date of a withdrawal from the Plan by the Participant.

     4. Grant of Option.

          a. On each Offering Date the Company shall grant each Eligible Employee an option to purchase shares of Common Stock, subject to the limitations set forth in Sections 3.b, 3.c and 10 hereof.

          b. The option price per share of the Common Stock subject to an offering shall be the lesser of: (i) eighty-five percent (85%) of the Fair Market Value of a share of Common Stock on the Offering Date or (ii) eighty-five percent (85%) of the Fair Market Value of a share of Common Stock on the Exercise Date.

          c. No Participant shall be granted an option which permits his rights to purchase Common Stock under all employee stock purchase plans of the Company to accrue at a rate which exceeds $25,000 of the Fair Market Value of the Common Stock (determined at the time the option is granted) for each calendar year in which such stock option is outstanding at any time.

          d. No Participant may be granted an option if, upon such grant, such Participant would own immediately after the grant of an option under the Plan and applying the rules of Section 424(d) of the Code in determining stock ownership shares, and/or hold outstanding options to purchase shares, possessing five percent (5%) or more of the total combined voting power or value of all classes of shares of the Company.

     5. Payroll Deductions.

          a. A Participant may, in accordance with rules adopted by the Committee, submit an Authorization Form that authorizes a payroll deduction of any whole percentage from one (1) percent to fifteen (15) percent of such Participant's Compensation (not to exceed the $25,000 limit set forth in 4(c) above) on each pay period during the Offering Period. A Participant may increase or decrease such payroll deduction (including a cessation of payroll deductions) effective as of the start of the next Offering Period, provided the Employee files with the Company the Authorization Form requesting such change by the date required by the Company.

          b. All payroll deductions made by a Participant shall be credited to such Participant's account under the Plan. A Participant may not make any additional payments into such account.

     6. Exercise of Option.

          a. Unless a Participant withdraws from the Plan as provided in Section 8 hereof, such Participant's election to purchase shares will be exercised automatically on the Exercise Date, and the maximum number of full shares subject to such option will be purchased for such Participant at the applicable option price with the accumulated payroll deductions and cash dividends (credited pursuant to Section 9 hereof) in such Participant's account. During a Participant's lifetime, his or her option to purchase shares hereunder is exercisable only by such Participant.

          b. Any cash balance remaining in a Participant's account after the termination of an Offering Period will be carried forward to the Participant's account for the purchase of Common Stock during the next Offering Period if the Participant has elected to continue to participate in the Plan. Otherwise, the Participant will receive a cash payment equal to the balance of his or her account as soon as administratively feasible.

          c. The shares of Common Stock purchased upon exercise of an option hereunder shall be credited to the Participant's account under the Plan and shall be deemed to be transferred to the Participant on the Exercise Date and, except as otherwise provided herein, the Participant shall have all rights of a stockholder with respect to such shares.

     7. Delivery of Common Stock. As promptly as practicable after receipt by the Committee of a written request for withdrawal of Common Stock from any Participant, the Company shall arrange the delivery to such Participant of a stock certificate representing the shares of Common Stock which the Participant requests to withdraw. Withdrawals may be made no more frequently than twice each Plan Year unless approved by the Committee in its sole discretion. Shares of Common Stock received upon stock dividends or stock splits shall be treated as having been purchased on the Exercise Date of the shares to which they relate.

     8. Withdrawal; Termination of Employment.

          a. A Participant may withdraw all, but not less than all, the payroll deductions and cash dividends credited to such Participant's account (that have not been used to purchase shares of Common Stock) under the Plan at any time by giving written notice to the Company received prior to the Exercise Date. All such payroll deductions and cash dividends credited to such Participant's account will be paid to such Participant promptly after receipt of such Participant's notice of withdrawal and such Participant's option for the Offering Period in which the withdrawal occurs will be automatically terminated. No further payroll deductions for the purchase of shares of Common Stock will be made for such Participant during such Offering Period, and any additional cash dividends during the Offering Period will be distributed to the Participant.

          b. Upon termination of a Participant's status as an Employee during an Offering Period for any reason, including voluntary or involuntary termination, retirement or death, the payroll deductions and cash dividends credited to such Participant's account that have not been used to purchase shares of Common Stock will be returned (and any future cash dividends will be distributed) to such Participant or, in the case of such Participant's death, to the person or persons entitled thereto under Section 12 hereof, and such Participant's option will be automatically terminated. A Participant's status as an Employee shall not be considered terminated in the case of a leave of absence agreed to in writing by the Company (including, but not limited to, military and sick leave), provided that such leave is for a period of not more than ninety (90) days or reemployment upon expiration of such leave is guaranteed by contract or statute.

          c. A Participant's withdrawal from an offering will make that Participant ineligible to participate in the next succeeding Offering Period.

     9. Dividends.

          a. Cash dividends paid on Common Stock held in a Participant's account shall be credited to such Participant's account and used in addition to payroll deductions to purchase shares of Common Stock on the Exercise Date. Dividends paid in Common Stock or stock splits of the Common Stock shall be credited to the accounts of Participants. Dividends paid in property other than cash or Common Stock shall be distributed to Participants as soon as practicable.

          b. No interest shall accrue on or be payable with respect to the payroll deductions or credited cash dividends of a Participant in the Plan.

     10. Stock.

          a. The maximum number of shares of Common Stock which shall be reserved for sale under the Plan shall be 300,000, subject to adjustment upon the occurrence of an event as provided in Section 15 hereof. If the total number of shares which would otherwise be subject to options granted pursuant to Section 4.a. hereof on an Offering Date exceeds the number of shares then available under the Plan (after deduction of all shares for which options have been exercised or are then outstanding), the Committee shall make a pro rata allocation of the shares remaining available for option grant in as uniform a manner as shall be practicable and as it shall determine to be equitable. In such event, the Committee shall give written notice to each Participant of such reduction of the number of option shares affected thereby and shall similarly reduce the rate of payroll deductions, if necessary.

          b. Shares of Common Stock to be delivered to a Participant under the Plan will be registered in the name of the Participant or, at the election of the Participant, in the name of the Participant and another person as joint tenants with rights of survivorship.

     11. Administration. The Plan shall be administered by the Committee, and the Committee may select an administrator to whom its duties and responsibilities hereunder may be delegated. The Committee shall have full power and authority, subject to the provisions of the Plan, to promulgate such rules and regulations as it deems necessary for the proper administration of the Plan, to interpret the provisions and supervise the administration of the Plan, and to take all action in connection therewith or in relation thereto as it deems necessary or advisable. Any decision reduced to writing and signed by a majority of the members of the Committee shall be fully effective as if it had been made at a meeting duly held. The Company will pay all expenses incurred in the administration of the Plan. No member of the Committee shall be personally liable for any action, determination, or interpretation made in good faith with respect to the Plan, and all members of the Committee shall be fully indemnified by the Company with respect to any such action, determination or interpretation.

     12. Designation of Beneficiary.

          a. A Participant may file, on forms supplied by and delivered to the Company, a written designation of a beneficiary who is to receive any shares and cash in the event of the Participant's death.

          b. Such designation of beneficiary may be changed by the Participant at any time by written notice. In the event of the death of a Participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such Participant's death, the Company shall deliver such shares and/or cash to the executor or administrator of the estate of the Participant or, if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may delivery such shares and/or cash to the spouse or to any one or more dependents or relatives of the Participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

     13. Transferability. Neither payroll deductions credited to a Participant's account nor any rights with regard to the exercise of an option or to receive shares under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution or as provided in Section 12 hereof) by the Participant. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw funds in accordance with Section 8 hereof.

     14. Use of Funds. All payroll deductions received or held by the Company under the Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such payroll deductions.

     15. Effect of Certain Changes. In the event of any increase, reduction, or change or exchange of shares of Common Stock for a different number or kind of shares or other securities of the Company by reason of a reclassification, recapitalization, merger, consolidation, reorganization, stock dividend, stock split or reverse stock split, combination or exchange of shares, repurchase of shares, change in corporate structure, distribution of an extraordinary dividend or otherwise, the Committee shall conclusively determine the appropriate equitable adjustments, if any, to be made under the Plan, including without limitation adjustments to the number of shares of Common Stock which have been authorized for issuance under the Plan but have not yet been placed under option, as well as the price per share of Common Stock covered by each option under the Plan which has not yet been exercised.

     16. Amendment or Termination. The Board may at any time terminate or amend the Plan. Except as provided in Section 15 hereof, no such termination can adversely affect options previously granted and no amendment may make any change in any option theretofore granted which adversely affects the rights of any Participant. No amendment shall be effective unless approved by the stockholders of the Company if stockholder approval of such amendment is required to comply with any law, regulation or stock exchange rule.

     17. Notices. All notices or other communications by a Participant to the Company under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

     18. Regulations and other Approvals; Governing Law.

          a. This Plan and the rights of all persons claiming hereunder shall be construed and determined in accordance with the laws of the State of Delaware applicable to contracts made and to be performed in such State.

          b. The obligation of the Company to sell or deliver shares of Common Stock with respect to options granted under the Plan shall be subject to all applicable laws, rules and regulations, including all applicable Federal and state securities laws, and the obtaining of all such approvals by governmental agencies as may be deemed necessary or appropriate by the Committee.

          c. The Plan is intended to comply with Rule 16b-3 as promulgated under
     Section 16 of the Exchange Act and the Committee shall interpret and administer the provisions of the Plan in a manner consistent therewith. Any provisions inconsistent with such Rule shall be inoperative and shall not affect the validity of the Plan.

     19. Withholding of Taxes. If the Participant makes a disposition, within the meaning of Section 424(c) of the Code and regulations promulgated thereunder, of any share or shares issued to such Participant pursuant to such Participant's exercise of an option, and such disposition occurs within the two-year period commencing on the day after the Offering Date or within the one-year period commencing on the day after the Exercise Date, such Participant shall, within five (5) days of such disposition, notify the Company thereof and thereafter immediately deliver to the Company any amount of Federal, state or local income taxes and other amounts which the Company informs the Participant the Company is required to withhold.

     20. Effective Date; Approval of Stockholders. The Plan is effective as of July 1, 1999. The Plan shall be submitted to the stockholders of the Company for their approval at the next stockholder meeting. The Plan is conditioned upon the approval of the stockholders of the Company, and failure to receive their approval shall render the Plan void and of no effect.

                                  ATTACHMENT A

                                 TELIGENT, INC.
                       1999 EMPLOYEE STOCK PURCHASE PLAN
                               AUTHORIZATION FORM

     I,                          , acknowledge receipt of a copy of the
Teligent, Inc. 1999 Employee Stock Purchase Plan (the "Plan"), and agree to the terms thereunder.

     I elect:

           (a) ________ to commence or to continue participation in the Plan, and effective as of the Offering Date(1) which next commences after the date hereof, I elect to have ____% (write in any whole number from 1 to 10, inclusive) of my weekly Compensation deducted by the Company for the purchase of Common Stock on each subsequent Exercise Date until I have submitted another form revoking this authorization or modifying it.

           (b) ____ to cease participation in the Plan as of the date hereof.

     I further elect:

           (a) ____ to have all shares of Common Stock to be delivered to me hereunder to be registered in my name.

           (b) ____ to have all shares of Common Stock to be delivered to me hereunder to be registered in my name and that of ____________ as joint tenants with right of survivorship.

                                          Name:
                                               ---------------------------------

                                          Date:
                                               ---------------------------------

---------------

(1)All capitalized terms not otherwise defined in this Authorization Form shall have the meaning ascribed to them in the Plan.

                              FOLD AND DETACH HERE
--------------------------------------------------------------------------------
                                 REVOCABLE PROXY
                                 TELIGENT, INC.
                 ANNUAL MEETING OF SHAREHOLDERS - JUNE 16, 1999

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF TELIGENT, INC. The undersigned hereby appoints Laurence E. Harris and Scott G. Bruce, with full power of substitution, and authorizes them to represent and vote, as designated below and in accordance with their judgment upon any other matters properly presented at the annual meeting, all the shares of Class A common stock held of record by the undersigned at the close of business on April 23, 1999, at the Annual Meeting of Shareholders, to be held on Wednesday, June 16, 1999 and or at any and all adjournments thereof.

The Board of Directors recommends a vote "FOR" the election of the Class A common stock nominee, Alex J. Mandl, as a director of Teligent and "FOR" each of the other proposals set forth below.

                                                                                  FOR                              WITHHOLD
                                                                                  ---                              --------
I.    The election of ALEX J. MANDL as a director for a one year term.            [ ]                                [ ]

                                                                                  FOR            AGAINST           ABSTAIN
                                                                                  ---            -------           -------
II.   Approval of an amendment to the Teligent, Inc. 1997 Stock Option            [ ]              [ ]               [ ]
      and Incentive Plan to increase the number of shares of Class A common stock reserved for issuance thereunder by 4,000,000 shares.

III.  Adoption of the Teligent, Inc. 1999 Employee Stock Purchase Plan.           [ ]              [ ]               [ ]

IV.   The ratification of the appointment of Ernst & Young LLP as Teligent's      [ ]              [ ]               [ ]
      independent auditors for the fiscal year ending December 31, 1999.

                              FOLD AND DETACH HERE
--------------------------------------------------------------------------------
THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER(S). IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSALS SET FORTH HEREIN.

The undersigned acknowledges receipt, prior to the execution of this Proxy, of Notice of the Annual Meeting of Shareholders, a Proxy Statement dated April 30, 1999 and Teligent's Annual Report to Shareholders for the fiscal year ended December 31, 1998.

[ ]   Check here if you plan to attend the Annual Meeting.

Dated:  ______________________________________________



------------------------------------------------------                    ------------------------------------------------------
PRINT NAME OF STOCKHOLDER                                                 PRINT NAME OF STOCKHOLDER

------------------------------------------------------                    ------------------------------------------------------
SIGNATURE OF STOCKHOLDER                                                  SIGNATURE OF STOCKHOLDER

PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ABOVE ON THIS CARD. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE YOUR FULL TITLE. IF SHARES ARE HELD JOINTLY, EACH HOLDER SHOULD SIGN.

--------------------------------------------------------------------------------
            PLEASE PROMPTLY COMPLETE, DATE, SIGN AND MAIL THIS PROXY
                     IN THE ENCLOSED POSTAGE-PAID ENVELOPE
--------------------------------------------------------------------------------

                              FOLD AND DETACH HERE
--------------------------------------------------------------------------------
                                REVOCABLE PROXY
                                 TELIGENT, INC.
                 ANNUAL MEETING OF SHAREHOLDERS - JUNE 16, 1999

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF TELIGENT, INC. The undersigned hereby appoints Laurence E. Harris and Scott G. Bruce, with full power of substitution, and authorizes them to represent and vote, as designated below and in accordance with their judgment upon any other matters properly presented at the annual meeting, all the shares of Series 1, Class B common stock held of record by the undersigned at the close of business on April 23, 1999, at the Annual Meeting of Shareholders, to be held on Wednesday, June 16, 1999 and or at any and all adjournments thereof.

The Board of Directors recommends a vote "FOR" the election of the Class A common stock nominee, Alex J. Mandl, as a director of Teligent and "FOR" each of the other proposals set forth below.

                                                                                 FOR                             WITHHOLD
                                                                                 ---                             --------
I.    Election of Directors

      ALEX J. MANDL                                                              [ ]                               [ ]

      MYLES J. BERKMAN                                                           [ ]                               [ ]

      DAVID H. BERKMAN                                                           [ ]                               [ ]

      WILLIAM H. BERKMAN                                                         [ ]                               [ ]

      DONALD H. JONES                                                            [ ]                               [ ]

                                                                                 FOR           AGAINST           ABSTAIN
                                                                                 ---           -------           -------
II.   Approval of an amendment to the Teligent, Inc. 1997 Stock Option           [ ]             [ ]               [ ]
      and Incentive Plan to increase the number of shares of Class A common stock reserved for issuance thereunder by 4,000,000 shares.

III.  Adoption of the Teligent, Inc. 1999 Employee Stock Purchase Plan.          [ ]             [ ]               [ ]

IV.   The ratification of the appointment of Ernst &Young LLP as Teligent's      [ ]             [ ]               [ ]
      independent auditors for the fiscal year ending December 31, 1999.

                              FOLD AND DETACH HERE
--------------------------------------------------------------------------------

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER(S). IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSALS SET FORTH HEREIN.

The undersigned acknowledges receipt, prior to the execution of this Proxy, of Notice of the Annual Meeting of Shareholders, a Proxy Statement dated April 30, 1999 and Teligent's Annual Report to Shareholders for the fiscal year ended December 31, 1998.


Dated:  ______________________________________________



------------------------------------------------------                    ------------------------------------------------------
PRINT NAME OF STOCKHOLDER                                                 PRINT NAME OF STOCKHOLDER

------------------------------------------------------                    ------------------------------------------------------
SIGNATURE OF STOCKHOLDER                                                  SIGNATURE OF STOCKHOLDER

PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ABOVE ON THIS CARD. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE YOUR FULL TITLE. IF SHARES ARE HELD JOINTLY, EACH HOLDER SHOULD SIGN.

--------------------------------------------------------------------------------
            PLEASE PROMPTLY COMPLETE, DATE, SIGN AND MAIL THIS PROXY
                     IN THE ENCLOSED POSTAGE-PAID ENVELOPE
--------------------------------------------------------------------------------

                              FOLD AND DETACH HERE
--------------------------------------------------------------------------------
                                 REVOCABLE PROXY
                                 TELIGENT, INC.
                 ANNUAL MEETING OF SHAREHOLDERS - JUNE 16, 1999

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF TELIGENT, INC. The undersigned hereby appoints Laurence E. Harris and Scott G. Bruce, with full power of substitution, and authorizes them to represent and vote, as designated below and in accordance with their judgment upon any other matters properly presented at the annual meeting, all the shares of Series 2, Class B common stock held of record by the undersigned at the close of business on April 23, 1999, at the Annual Meeting of Shareholders, to be held on Wednesday, June 16, 1999 and or at any and all adjournments thereof.

The Board of Directors recommends a vote "FOR" the election of the Class A common stock nominee, Alex J. Mandl, as a director of Teligent and "FOR" each of the other proposals set forth below.

                                                                                FOR                             WITHHOLD
                                                                                ---                             --------
I.    Election of Directors

      ALEX J. MANDL                                                             [ ]                               [ ]

      RAJENDRA SINGH                                                            [ ]                               [ ]

                                                                                FOR           AGAINST           ABSTAIN
                                                                                ---           -------           -------
II.   Approval of an amendment to the Teligent, Inc. 1997 Stock Option          [ ]             [ ]               [ ]
      and Incentive Plan to increase the number of shares of Class A common stock reserved for issuance thereunder by 4,000,000 shares.

III.  Adoption of the Teligent, Inc. 1999 Employee Stock Purchase Plan.         [ ]             [ ]               [ ]

IV.   The ratification of the appointment of Ernst & Young LLP as Teligent's    [ ]             [ ]               [ ]
      independent auditors for the fiscal year ending December 31, 1999.

                              FOLD AND DETACH HERE
--------------------------------------------------------------------------------

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER(S). IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSALS SET FORTH HEREIN.

The undersigned acknowledges receipt, prior to the execution of this Proxy, of Notice of the Annual Meeting of Shareholders, a Proxy Statement dated April 30, 1999 and Teligent's Annual Report to Shareholders for the fiscal year ended December 31, 1998.


Dated:  ______________________________________________



------------------------------------------------------                    ------------------------------------------------------
PRINT NAME OF STOCKHOLDER                                                 PRINT NAME OF STOCKHOLDER

------------------------------------------------------                    ------------------------------------------------------
SIGNATURE OF STOCKHOLDER                                                  SIGNATURE OF STOCKHOLDER

PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ABOVE ON THIS CARD. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE YOUR FULL TITLE. IF SHARES ARE HELD JOINTLY, EACH HOLDER SHOULD SIGN.

--------------------------------------------------------------------------------
                    PLEASE PROMPTLY COMPLETE, DATE, SIGN AND
             MAIL THIS PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE
--------------------------------------------------------------------------------

                              FOLD AND DETACH HERE
--------------------------------------------------------------------------------
                                 REVOCABLE PROXY
                                 TELIGENT, INC.
                 ANNUAL MEETING OF SHAREHOLDERS - JUNE 16, 1999

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF TELIGENT, INC. The undersigned hereby appoints Laurence E. Harris and Scott G. Bruce, with full power of substitution, and authorizes them to represent and vote, as designated below and in accordance with their judgment upon any other matters properly presented at the annual meeting, all the shares of Series 3, Class B common stock held of record by the undersigned at the close of business on April 23, 1999, at the Annual Meeting of Shareholders, to be held on Wednesday, June 16, 1999 and or at any and all adjournments thereof.

The Board of Directors recommends a vote "FOR" the election of the Class A common stock nominee, Alex J. Mandl, as a director of Teligent and "FOR" each of the other proposals set forth below.

                                                                                  FOR                             WITHHOLD
                                                                                  ---                             --------
I.    Election of Directors

      ALEX J. MANDL                                                               [ ]                               [ ]

      TETSURO MIKAMI                                                              [ ]                               [ ]

                                                                                  FOR           AGAINST           ABSTAIN
                                                                                  ---           -------           -------
II.   Approval of an amendment to the Teligent, Inc. 1997 Stock Option            [ ]             [ ]               [ ]
      and Incentive Plan to increase the number of shares of Class A common stock reserved for issuance thereunder by 4,000,000 shares.

III.  Adoption of the Teligent, Inc. 1999 Employee Stock Purchase Plan.           [ ]             [ ]               [ ]

IV.   The ratification of the appointment of Ernst & Young LLP as Teligent's      [ ]             [ ]               [ ]
      independent auditors for the fiscal year ending December 31, 1999.

                              FOLD AND DETACH HERE
--------------------------------------------------------------------------------

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER(S). IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSALS SET FORTH HEREIN.

The undersigned acknowledges receipt, prior to the execution of this Proxy, of Notice of the Annual Meeting of Shareholders, a Proxy Statement dated April 30, 1999 and Teligent's Annual Report to Shareholders for the fiscal year ended December 31, 1998.


Dated:  ______________________________________________



------------------------------------------------------                    ------------------------------------------------------
PRINT NAME OF STOCKHOLDER                                                 PRINT NAME OF STOCKHOLDER

------------------------------------------------------                    ------------------------------------------------------
SIGNATURE OF STOCKHOLDER                                                  SIGNATURE OF STOCKHOLDER

PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ABOVE ON THIS CARD. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE YOUR FULL TITLE. IF SHARES ARE HELD JOINTLY, EACH HOLDER SHOULD SIGN.

--------------------------------------------------------------------------------
                    PLEASE PROMPTLY COMPLETE, DATE, SIGN AND
             MAIL THIS PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE
--------------------------------------------------------------------------------